UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22535

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

2000 AVENUE OF THE STARS

12TH FLOOR

LOS ANGELES, CALIFORNIA 90067

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Ian Fitzgerald 2000 Avenue of the Stars, 12th Floor Los Angeles, California 90067	P. Jay Spinola, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019

Registrant’s telephone number, including area code: (310) 201-4100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Report to Stockholders.

(a)	Report to Stockholders is attached herewith.

(b)	Not applicable.

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Annual Report

December 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at any time by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary (such as a broker-dealer or bank), if you invest through your financial intermediary. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account, if you invest through your financial intermediary, or all funds held with the fund complex if you invest directly with the Fund.

Ares Dynamic Credit Allocation Fund, Inc.

Contents

Letter to Shareholders	1
Fund Profile & Financial Data	6
Schedule of Investments	7
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	21
Proxy & Portfolio Information	36
Dividend Reinvestment Plan	37
Renewal of Investment Advisory Agreement	38
Corporate Information	41
Privacy Notice	42
Directors and Officers	43

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders

December 31, 2020

Dear Shareholders,

On behalf of Ares' leadership, we hope this note finds you, your families and your colleagues healthy and safe. We thank you for your support of the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund").

Economic Conditions and Leveraged Finance Market Update

U.S. Economy:

COVID-19 brought unprecedented economic and capital markets volatility in 2020, prompting historic government support. In response to this looming crisis, the U.S. Government and Federal Reserve led an unprecedented and coordinated effort to support the economy and maintain the flow of capital to consumers and businesses.

The broad response from the government and central banks led to a rebound in economic activity and drove significant liquidity in the corporate financing markets. The declines in quarterly GDP in the first and second quarters reversed course and the third quarter GDP had a record increase, recovering nearly two-thirds of the economic output lost during the first half of 2020. As a result of the policy driven response by the Federal Reserve, record retail investor inflows to fixed rate asset classes provided a robust amount of liquidity and a healthy backdrop for many corporate borrowers to access the liquid credit markets. By October of 2020, both the investment grade1 and high yield bond2 markets had experienced record new annual issuance levels. Further optimism was supported during the fourth quarter as the FDA approved two COVID-19 vaccines. This led to increased confidence in the economic recovery despite the increase in new cases and further regional lockdown restrictions.

U.S. Loan and High Yield Bond Markets:

The aforementioned policies and the improved investor sentiment led to strong price recovery. As measured by the ICE BofAML High Yield Master II Index ("H0A0") for high yield bonds and the Credit Suisse Leveraged Loan Index ("CSLLI") for leveraged loans, the price declines of 20.3%3 and 24.3%4, respectively, from March 1 to the valuation trough on March 23, were nearly erased by the end of the year. The average price of par of the H0A0 and CSLLI troughed at 78.6%3 and 76.5%4, respectively, in March and finished the year at 104.7%3 and 95.7%4 of par.

Although capital markets prices nearly recovered to pre-pandemic levels, defaults continued to rise. The leveraged loan trailing twelve-month default rate ended the year at 4.4%, up from year-end 2019 of 1.6% and its long-term average of 2.2%5. High yield bond default rates also rose to 7.0%, up from 3.4% at year-end 2019 and above their historical average of 4.1%6. While defaults increased during 2020 across loans and high yield bonds, 2021 default expectations moderated throughout the year. Currently, 2021 leverage loan default rates are expected to be 4.5% compared to the 7-8% expected earlier in during 2020. High yield default rates are expected to decline to 3.5% in 2021, also much improved compared to the 5-6% expectations that underpinned the market in mid-20207.

U.S. CLO Markets:

The trajectory of improved pricing and sentiment was also evident in the CLO market. In March and April, the market was pricing in fears that rising defaults and credit rating agency downgrades would impair cash flows to support CLO securities. Adding to these price declines was an increasingly popular misconception that CLOs would be forced sellers of the underlying loan collateral. With this backdrop, BB CLO bond prices dropped to 53.4% in March from 93.9% at year-end 20198. However, as policy intervention by the U.S. Government and Federal Reserve drove loan prices higher and default expectations lower, CLO managers largely began navigating the ratings driven impacts on the structures. Like most securities beyond the March and April time period, prices for CLO securities rose steadily in the second and third quarters of 20208. The measured pace of price increases became more dramatic during the fourth quarter when CLO securities, such as the BBs, outperformed the loan and high yield market3,4,8. Fundamentally, 2020 proved the benefits of the CLO structure and reinforced our view that CLOs are stable holders of credit investments through changing markets. Underscoring the resiliency of the asset class, we found no CLO security defaults during the year9.

Key Economic and Market Observations:

Looking back at 2020, the U.S. economy experienced its most severe GDP contraction since the Great Depression. The unprecedented government stimulus programs and the reopening of the economy quickly pulled the U.S out of a recession, resulting in the shortest recession in U.S. history. The rapid stabilization of the economy and liquidity driven recovery of the credit markets left investors that could not move quickly enough unable to fully benefit from the price recovery of the liquid

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

December 31, 2020

credit markets. Nimble management is becoming critical to successfully capitalizing on market dislocations. Fluctuating asset performance across economic cycles underscores the importance of a tactical approach to portfolio management, particularly when identifying mispriced assets. Structural changes in capital markets have caused market dislocations to become shorter and more frequent. In our view, diversification and active allocation are essential to capturing the best relative value opportunities that arise in episodic periods of volatility.

ARDC Portfolio Performance and Positioning

Performance:

For the calendar year ending December 31, 2020, ARDC has returned 3.0% based on Net Asset Value ("NAV") and 2.3% based on stock total returns10,11. This performance is favorable against the most comparable closed-end fund peer group to ARDC12, which generated median NAV returns of 1.1% and median stock based total returns of 2.2% for the year10. It is important to note that given ARDC's flexible mandate and focus on senior secured bank loans, high yield bonds and CLOs, we believe there is no single peer or established benchmark that reasonably compares to ARDC.

As another measure of ARDC's success, the company had no defaults on any of its investments in 2020, which compares favorably to the leveraged loan and high yield default rates of 4.0% and 6.2%, respectively5,6.

Dynamic Portfolio Positioning:

We believe ARDC's performance has been supported by the strengths of its manager and the merits of its strategy to deliver enhanced portfolio yield and strong overall diversification13. We view Ares Management's deep credit research capabilities, differentiated sourcing advantages and multi-asset class experience as keys to ARDC's track record of creating value throughout varying market conditions.

One way we used the market volatility throughout the year was to adjust the portfolio based on the relative value of credit ratings in loans and bonds. Early in 2020, we invested in higher rated credits, including some former investment grade names that entered the high yield market at technically-driven steep discounts. It was our view early on that these credits would be defensive and as the market began to recover, would lead the price recovery. Based on this view, we increased the allocation to BB and BBB rated credits in the loan and high yield portfolio from 28% at year-end 2019 to 36% in April. We saw this playout as BB loans and bonds outperformed B loans and bonds by ~380bps and ~310bps, respectively from January through April of 20203,4,14,15. As the market began to rally, we rotated away from some of these higher rated credits and increased our exposure to B rated credits in order to capture what we believed would be greater return opportunities during a recovery. Beginning in May, we increased our allocation to B rated credits within the loan and high yield portfolio from 45% to 53% at year-end 2020. During this time, B rated loan and high yield securities in fact rallied more meaningfully than the lower risk BB loans and high yield securities for the remainder of the year from May to December3,4,16,17.

Credit ratings are just one measure of how we positioned ARDC's portfolio throughout the year. We also found value by moving up the capital structure. Our secured loan and high yield investments rose to 55% of the loan and high yield portfolio by year-end 2020, as compared to 46% at year-end 2019.

In addition, we repositioned the portfolio to minimize exposure to businesses negatively affected by COVID and increased exposure to more resilient or benefiting segments of the economy. The increasing adoption of technology and the strong visibility to recurring contracted revenues in many software and services business led us to increase our allocation to information technology companies during the year. This industry was the largest increase in the portfolio, growing from just under 6% of the total portfolio at year-end 2019 to over 10% at year-end 2020 and represents our largest single industry concentration18. Conversely, some healthcare revenue models were impacted by social distancing standards and a temporary pause in elective procedures amongst other impacts during the year. In our view, the market had overly optimistic view on valuation in some of the securities in the healthcare sector. As a result, we reduced our healthcare exposure from approximately 10% of the portfolio at year-end 2019 to approximately 5% of the total portfolio at year-end 2020. While our more selective approach in healthcare led to the largest industry reduction across the ARDC portfolio during the year, we believe there are still significant opportunities in the sector as healthcare remains ARDC's third largest industry concentration.

2020 also impacted capital formation for loan and high yield issuers. The long-term trend of traditional liquid credit products converging with private market direct loans accelerated during the year. The combination of Ares' large-scale

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

December 31, 2020

liquid credit platform and its leading direct lending franchise positions ARDC to benefit from differentiated deal flow opportunities. Ultimately, we believe these advantages result in favorable allocations and economics for ARDC. These opportunities represent another avenue for differentiated investment performance for ARDC.

Our experience in CLOs continues to be another area of significant opportunity for delivering differentiated performance. Throughout the year, we used the market dislocation to rotate into more CLO equity versus CLO debt, allowing ARDC to more meaningfully participate in what we believe was a mispriced asset class. At year-end 2020, ARDC's total portfolio was comprised of 21% in CLO debt and 11% in CLO equity, a shift from the 24% CLO debt and 9% in CLO equity allocation at year-end 2019. CLO price recovery, as measured by BB securities, significantly outperformed the more liquid loan and high yield market in the fourth quarter, supporting the funds strong quarter performance3,4,8. Aided by the strength in CLO assets, ARDC's NAV-based returns reached 10.8% in the fourth quarter of 2020, significantly outpacing loan and bond ETFs, such as the Invesco Senior Loan ETF's return of 3.4% and the iShares High Yield Corporate Bond ETF's return of 5.8% in the fourth quarter10.

Looking Ahead to 2021

Heading into 2021, ARDC's overall portfolio remains well positioned, diversified across 207 issuers and 25 industries. The average position size across ARDC is 0.40% and the largest position is 1.3%19.

Looking forward, we have positioned our portfolio thoughtfully to benefit from the continued reopening of the economy and asset price appreciation without reaching for risk. We believe deep fundamental credit experience will be even more critical in 2021. We expect credit dispersion to increase and episodic bouts of volatility to continue. As a result, we believe this will provide a compelling opportunity set for active managers like Ares and the dynamic allocation strategy of ARDC to succeed.

We will remain focused on performing solid fundamental credit analysis and in-depth due diligence as we seek attractive risk adjusted returns for our investors. We believe the distinct advantages that come from being managed by Ares will provide unique buying opportunities in both the new issue and secondary markets for ARDC. As a result, it is our view that ARDC is well positioned to deliver an attractive yield-based return for our investors into 2021 and beyond.

We appreciate the trust and confidence you have demonstrated in Ares through your investment in ARDC. We thank you again for your continued support in ARDC

Best Regards,

Ares Capital Management II LLC

Ares Dynamic Credit Allocation Fund, Inc.

ARDC is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC" and is externally managed by Ares Capital Management II LLC (the "Adviser"), a subsidiary of Ares Management Corporation. ARDC's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation by investing in a broad, dynamically-managed portfolio of below investment grade senior secured loans, high yield corporate bonds and collateralized loan obligation securities.

On November 6, 2015, the Board of Directors (the "Board") of ARDC authorized the repurchase of shares of common stock of the Fund (the "Common Shares") on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value ("NAV") of the Common Shares. The Fund may repurchase its outstanding Common Shares in open-market transactions at the Fund management's discretion. The Fund is not required to effect share repurchases. Any future purchases of Common Shares may not materially impact the discount of the market price of the Common Shares relative to their NAV and any narrowing of this discount that does result may not be maintained. Since the inception of the program through December 31, 2020, we have repurchased 566,217 shares at an average price of $13.17, representing an average discount of -15.3%.

Thank you again for your continued support of ARDC. If you have any questions about the Fund, please call 1-877-855-3434, or visit the Fund's website at www.arespublicfunds.com.

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

December 31, 2020

Note: The opinions of the Adviser expressed herein are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed. This information should not be considered investment advice or an offer of any security for sale. This material may contain "forward-looking" information that is not purely historical in nature. No representations are made as to the accuracy of such information or that such information will be realized. Actual events or conditions are unlikely to be consistent with, and may differ materially from, those assumed. Past performance is not indicative of future results. Ares does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law.

The outbreak of a novel and highly contagious form of coronavirus ("COVID-19"), which the World Health Organization has declared to constitute a pandemic, has resulted in numerous deaths, adversely impacted global commercial activity and contributed to significant volatility in certain equity and debt markets. The global impact of the outbreak is rapidly evolving, and many countries have reacted by instituting quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues. Businesses are also implementing similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on energy, transportation, hospitality, tourism, entertainment and other industries. The impact of COVID-19 has led to significant volatility and declines in the global financial markets and oil prices and it is uncertain how long this volatility will continue. As COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. Any public health emergency, including any outbreak of COVID-19 or other existing or new epidemic diseases, or the threat thereof, and the resulting financial and economic market uncertainty could have a significant adverse impact on the Fund, the value of its investments and its portfolio companies. The performance information herein is as of December 31, 2020, and the full effects, directly and indirectly, resulting from COVID-19 are not necessarily fully reflected in such information.

Indices are provided for illustrative purposes only and not indicative of any investment. They have not been selected to represent appropriate benchmarks or targets for ARDC. Rather, the indices shown are provided solely to illustrate the performance of well-known and widely recognized indices. Any comparisons herein of the investment performance of ARDC to an index are qualified as follows: (i) the volatility of such index will likely be materially different from that of ARDC; (ii) such index will, in many cases, employ different investment guidelines and criteria than ARDC and, therefore, holdings in ARDC will differ significantly from holdings of the securities that comprise such index and ARDC may invest in different asset classes altogether from the illustrative index, which may materially impact the performance of ARDC relative to the index; and (iii) the performance of such index is disclosed solely to allow for comparison on ARDC's performance to that of a well-known index. Comparisons to indices have limitations because indices have risk profiles, volatility, asset composition and other material characteristics that will differ from ARDC. The indices do not reflect the deduction of fees or expenses. You cannot invest directly in an index. No representation is being made as to the risk profile of any benchmark or index relative to the risk profile of ARDC. There can be no assurance that the future performance of any specific investment, or product will be profitable, equal any corresponding indicated historical performance, or be suitable for a portfolio.

This may contain information sourced from Bank of America, used with permission. Bank of America's Global Research division's fixed income index platform is licensing the ICE BofA Indices and related data "as is," makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA Indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use and does not sponsor, endorse, or recommend Ares Management, or any of its products or services.

The ICE BofA US High Yield Index ("H0A0") tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one-year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. No changes are made to constituent holdings other than on month end rebalancing dates. Inception date: August 31, 1986.

The Credit Suisse Leveraged Loan Index ("CSLLI") is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. New loans are added to the index on their effective date if they qualify according to the following criteria: 1) loan facilities must be rated "5B" or lower; 2) only fully-funded term loan facilities are included; 3) the tenor must be at least one year; and 4) issuers must be domiciled in developed countries.

The Invesco Senior Loan ETF ("BKLN") is an exchange-traded fund incorporated in the USA. The fund tracks the market cap weighted S&P/LSTA US Leveraged Loan 100 index, which represents the 100 largest loan facilities in the leverage loan market. Each week the index is reviewed to reflect early principal repayment and ensure that no loan balances become more than 2% f the index.

The iShares iBoxx High Yield Corporate Bond ETF ("HYG") is an exchange-traded fund incorporated in the USA. The fund seeks to track the investment results of an index composed of U.S. dollar denominated, high yield corporate bonds.

REF: TC- 02010

1 Bloomberg, U.S. High-Grade Bond Sales Set Record, Reach $1.346 Trillion, August 17, 2020.

2 S&P Global, U.S. High Yield Issuance Blasts Past Prior Years to Set New Record, October 8, 2020.

3 ICE BofA High Yield Master II Index as of December 31, 2020 or as otherwise noted.

4 Credit Suisse Leveraged Loan Index as of December 31, 2020 or as otherwise noted.

5 Monthly Credit Suisse Default Reports.

6 BAML HY Credit Chartbook.

7 Fitch 2021 US Loan Default Rate in Line with 2020; HY Trending Lower, January 13, 2021.

8 J.P. Morgan CLOIE Monitor as of December 31, 2020 or as otherwise noted.

9 Based on Ares view of the market.

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

December 31, 2020

10 Y-Charts as of December 31, 2020.

11 Past performance is not indicative of future results.

12 Peer group consists of AIF, BGB, BGH, DSU, EFF, HFRO, HNW, KIO, VTA. This is the same peer group the management uses to benchmark its performance.

13 Diversification does not assure profit or protect against market loss.

14 For the period January 1, 2020 through April 30, 2020.

15 As measured by price returns of High-Yield BB vs. High-Yield B's and Leveraged Loan BB's vs. Leveraged Loan B's.

16 For the period May 1, 2020 to December 31, 2020.

17 Based on S&P and/or Moody's rating. Credit quality is an assessment of the credit worthiness of an issuer of a security. AAA is the highest rating, meaning the obligor's capacity to meet its financial commitments is strong. As ratings decrease, the obligor is considered more speculative by market participants. Credit ratings apply only to the bonds and preferred securities in the portfolio and not to the shares of the fund which are not rated and will fluctuate in value.

18 As defined by Credit Suisse industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

19 Diversification does not assure profit or protect against loss.

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

December 31, 2020 (Unaudited)

Portfolio Characteristics as of 12.31.20

Weighted Average Floating Coupon[1]	5.81%
Weighted Average Bond Coupon[2]	7.53%
Current Distribution Rate[3]	8.19%
Monthly Dividend Per Share[4]	$0.0975

1 The weighted-average gross interest rate on the pool of loans as of December 31, 2020.

2 The weighted-average gross interest rate on the pool of bonds at the time the securities were issued.

3 Dividend per share annualized and divided by the December 31, 2020 market price per share. The distribution rate alone is not indicative of Fund performance.

4 Represents the Fund's December 2020 dividend of $0.0975 per share, which was comprised of net investment income. To the extent that any portion of the current distributions were estimated to be sourced from something other than income, such as return of capital, the source would have been disclosed in a Section 19(a) Notice located under the "Investor Documents" section of the Fund's website. Please note that distribution classifications are preliminary and certain distributions may be re-classified at year end. Please refer to year-end tax documents for the final classifications of the Fund's distributions for a given year.

Top 10 Holdings5 as of 12.31.20

Angus Chemical	1.49%
CenturyLink Inc	1.39%
Tegna	1.31%
PowerTeam Services	1.30%
EQT Corp	1.27%
Asurion, LLC	1.19%
NRG Energy Inc	1.17%
Arby's Restaurant Group, Inc.	1.16%
Numericable	1.12%
Williams Cos Inc/The	1.11%

5 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Performance as of 12.31.20

	Market	NAV
1 Month	6.42%	4.22%
Year to Date	2.33%	3.00%
3 Years (annualized)	4.21%	4.09%
5 Years (annualized)	10.46%	8.60%
Since Inception[6]	4.31%	5.53%

6 Since Inception of fund (11/27/2012) and annualized. Source: Ares

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

Portfolio Composition as of 12.31.20

This data is subject to change on a daily basis. As of 12.31.20, the Fund held a negative traded cash balance of -0.70%.

Fixed vs. Floating Rate as of 12.31.20

Excludes Equity and CLO Equity

Industry Allocation7 as of 12.31.20

7 Credit Suisse industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

This data is subject to change on a daily basis. As of 12.31.20, the Fund held a negative traded cash balance of -0.70%.

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

December 31, 2020

Senior Loans 28.4%(b)(c)(d)

	Principal Amount(a)	Value(a)
Capital Goods 4.9%
Boels Topholding B.V., 1st Lien Term Loan, (Netherlands), 3M EURIBOR + 4.00%, 4.00%, 02/06/2027	€2,205,882	$2,690,800
CP Atlas Buyer, Inc., 1st Lien Term Loan, 3M LIBOR + 4.50%, 5.25%, 11/23/2027	$3,600,000	3,604,500
Dynasty Acquisition Co., Inc., 1st Lien Term Loan, 3M LIBOR + 3.50%, 3.75%, 04/06/2026(e)	2,487,405	2,363,035
MI Windows and Doors, LLC, 1st Lien Term Loan, 12/18/2027(e)	2,217,983	2,220,756
Traverse Midstream Partners, LLC, 1st Lien Term Loan, 1M LIBOR + 5.50%, 6.50%, 09/27/2024(e)	2,870,860	2,809,855
Tutor Perini Corp., 1st Lien Term Loan, 3M LIBOR + 4.75%, 5.75%, 08/18/2027(e)	4,031,181	4,041,259
		17,730,205
Consumer Durables & Apparel 1.0%
AI Aqua Merger Sub, Inc., 1st Lien Term Loan, 1M LIBOR + 4.25%, 5.25%, 12/13/2023(f)	1,980,000	1,980,000
AI Aqua Merger Sub, Inc., 1st Lien Term Loan, 1M LIBOR + 5.25%, 6.25%, 12/13/2023(f)	226,600	226,600
MSG National Properties, LLC, 1st Lien Term Loan, 3M LIBOR + 6.25%, 7.00%, 11/12/2025(f)	1,500,000	1,507,500
		3,714,100
Consumer Services 2.5%
Alterra Mountain Co., 1st Lien Term Loan, 1M LIBOR + 4.50%, 5.50%, 08/01/2026(e)	2,089,129	2,096,963
Equinox Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 9.00%, 10.00%, 03/08/2024(e)(f)	2,487,500	2,475,063
Gems Menasas Cayman, Ltd., 1st Lien Term Loan, (Cayman Islands), 6M LIBOR + 5.00%, 6.00%, 07/31/2026	2,846,803	2,825,452
IRB Holding Corp., 1st Lien Term Loan, 12/15/2027(e)	2,000,000	2,000,620
		9,398,098

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Diversified Financials 0.7%
Delta TopCo, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.25%, 8.00%, 12/01/2028	$1,071,429	$1,078,125
LBM Acquisition, LLC, 1st Lien Term Loan, 12/09/2027(e)	305,267	304,950
LBM Acquisition, LLC, 1st Lien Term Loan, 12/17/2027(e)	1,373,704	1,372,275
		2,755,350
Food & Staples Retailing 0.6%
Quirch Foods Holdings, LLC, 1st Lien Term Loan, 3M LIBOR + 5.25%, 6.25%, 10/27/2027	2,181,273	2,164,913
Food, Beverage & Tobacco 1.1%
WOOF Holdings, Inc., 1st Lien Term Loan, 12/21/2027(e)	2,876,253	2,870,270
WOOF Holdings, Inc., 2nd Lien Term Loan, 12/21/2028(e)	1,250,000	1,253,125
		4,123,395
Health Care Equipment & Services 2.9%
Bio Lam LCD, 1st Lien Term Loan, (France), 3M LIBOR + 4.75%, 4.75%, 04/25/2026	€2,400,000	2,932,367
Project Ruby Ultimate Parent Corporation, 1st Lien Term Loan, 02/09/2024(e)(f)	$2,500,000	2,493,750
Project Ruby Ultimate Parent Corporation, 2nd Lien Term Loan, 02/10/2025(e)(f)	2,000,000	2,000,000
Sotera Health Holdings, LLC, 1st Lien Term Loan, 3M LIBOR + 4.50%, 5.50%, 12/11/2026(e)	3,326,604	3,336,318
		10,762,435
Household & Personal Products 0.9%
Alphabet Holding Co., Inc., 2nd Lien Term Loan, 1M LIBOR + 7.75%, 7.90%, 09/26/2025	3,500,000	3,477,250
Insurance 1.7%
Asurion, LLC, 1st Lien Term Loan, 12/23/2026(e)	1,000,000	988,700
Asurion, LLC, 2nd Lien Term Loan, 1M LIBOR + 6.50%, 6.65%, 08/04/2025	5,226,987	5,259,655
		6,248,355

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Materials 1.8%
Aruba Investments, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.75%, 8.50%, 11/24/2028	$2,777,778	$2,777,778
LSF11 Skyscraper HoldCo SARL, 1st Lien Term Loan, (Luxembourg), 3M EURIBOR + 4.50%, 4.50%, 09/29/2027	€2,415,714	2,952,010
Pretium PKG Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.25%, 9.00%, 11/06/2028(f)	$1,000,000	995,000
		6,724,788
Pharmaceuticals, Biotechnology & Life Sciences 1.6%
Albany Molecular Research, Inc., 1st Lien Term Loan, 3M LIBOR + 3.25%, 4.25%, 08/30/2024	1,738,452	1,741,355
Cambrex Corp., 1st Lien Term Loan, 1M LIBOR + 4.50%, 5.50%, 12/04/2026(f)	3,970,000	3,999,775
		5,741,130
Retailing 0.9%
BW Gas & Convenience Holdings, LLC, 1st Lien Term Loan, 11/18/2024(e)	1,544,836	1,546,767
Petco Animal Supplies, Inc., 1st Lien Term Loan, 3M LIBOR + 3.25%, 4.25%, 01/26/2023	2,000,000	1,910,280
		3,457,047
Software & Services 6.4%
Applied Systems, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.00%, 8.00%, 09/19/2025	3,750,000	3,764,062
Cvent, Inc., 1st Lien Term Loan, 1M LIBOR + 3.75%, 3.90%, 11/29/2024(e)	1,466,818	1,408,145
Epicor Software Corp., 2nd Lien Term Loan, 1M LIBOR + 7.75%, 8.75%, 07/31/2028	1,252,354	1,303,237
eResearch Technology, Inc., 1st Lien Term Loan, 1M LIBOR + 4.50%, 5.50%, 02/04/2027(e)	3,069,415	3,034,884
Huskies Parent, Inc., 1st Lien Term Loan, 3M LIBOR + 4.00%, 4.18%, 07/31/2026(e)	2,024,595	2,014,472
Hyland Software, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 7.75%, 07/07/2025	1,540,000	1,548,978

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Informatica, LLC, 2nd Lien Term Loan, 7.13%, 02/25/2025	$1,455,878	$1,478,808
Ivanti Software, Inc., 1st Lien Term Loan, 4.75%, 12/01/2025(f)(g)	250,000	(2,910)
Ivanti Software, Inc., 1st Lien Term Loan, 3M LIBOR + 4.75%, 5.75%, 12/01/2027	3,053,053	3,042,550
MA FinanceCo., LLC, 1st Lien Term Loan, 3M LIBOR + 4.25%, 5.25%, 06/05/2025	1,649,625	1,660,628
Sabre GLBL, Inc., 1st Lien Term Loan, 12/17/2027(e)	1,028,807	1,030,093
Sophia, LP, 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.50%, 10/07/2027	3,401,549	3,403,964
		23,686,911
Transportation 1.0%
Mileage Plus Holdings, LLC, 1st Lien Term Loan, 3M LIBOR + 5.25%, 6.25%, 06/21/2027	1,452,327	1,509,520
SkyMiles IP, Ltd., 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.75%, 10/20/2027(e)	2,000,000	2,070,680
		3,580,200
Utilities 0.4%
PG&E Corp., 1st Lien Term Loan, 3M LIBOR + 4.50%, 5.50%, 06/23/2025(e)	1,492,500	1,507,798
Total Senior Loans (Cost: $102,495,979)		105,071,975

Corporate Bonds 68.9%

Automobiles & Components 1.5%
Adient U.S., LLC, 9.00%, 04/15/2025(d)	1,175,000	1,310,125
Ford Motor Co., 8.50%, 04/21/2023	1,920,000	2,160,979
Ford Motor Co., 9.00%, 04/22/2025	1,625,000	1,992,266
		5,463,370
Banks 0.3%
NMI Holdings, Inc., 7.38%, 06/01/2025(d)	1,140,000	1,276,800
Capital Goods 9.9%
Clarios Global, LP, 8.50%, 05/15/2027(d)	1,375,000	1,493,813

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Clarios Global, LP, (Canada), 6.75%, 05/15/2025(d)	$1,675,000	$1,804,812
Core & Main Holdings, LP, 8.63%, 09/15/2024(d)(h)	2,500,000	2,556,250
CP Atlas Buyer, Inc., 7.00%, 12/01/2028(d)	307,000	319,280
Forterra Finance, LLC, 6.50%, 07/15/2025(d)	3,000,000	3,225,000
Meritor, Inc., 6.25%, 06/01/2025(d)	2,500,000	2,700,000
Navistar International Corp., 9.50%, 05/01/2025(d)	1,750,000	1,964,375
PowerTeam Services, LLC, 9.03%, 12/04/2025(d)	6,119,302	6,808,397
Specialty Building Products Holdings, LLC, 6.38%, 09/30/2026(d)	4,500,000	4,768,830
SRS Distribution, Inc., 8.25%, 07/01/2026(d)	3,000,000	3,187,500
SSL Robotics, LLC, 9.75%, 12/31/2023(d)	2,637,000	2,979,810
TransDigm, Inc., 8.00%, 12/15/2025(d)	4,250,000	4,697,525
		36,505,592
Commercial & Professional Services 1.6%
Covanta Holding Corp., 5.88%, 07/01/2025	1,000,000	1,040,000
Covanta Holding Corp., 6.00%, 01/01/2027	925,000	971,571
GFL Environmental, Inc., (Canada), 8.50%, 05/01/2027(d)	3,500,000	3,885,000
		5,896,571
Consumer Services 3.5%
Caesars Entertainment, Inc., 6.25%, 07/01/2025(d)	2,500,000	2,662,500
Caesars Entertainment, Inc., 8.13%, 07/01/2027(d)	1,275,000	1,411,454
Gems Menasa Cayman, Ltd., (Cayman Islands), 7.13%, 07/31/2026(d)	1,000,000	1,042,500
IRB Holding Corp., 7.00%, 06/15/2025(d)	3,742,000	4,088,135
MGM Resorts International, 6.75%, 05/01/2025	3,000,000	3,247,200
MGM Resorts International, 7.75%, 03/15/2022	500,000	532,500
		12,984,289

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Diversified Financials 6.5%
Algeco Global Finance Plc, (Great Britain), 6.25%, 02/15/2023(c)(d)	€2,000,000	$2,432,943
Algeco Global Finance Plc, (Great Britain), 8.00%, 02/15/2023(d)	$2,000,000	2,037,500
CrownRock, LP, 5.63%, 10/15/2025(d)	1,495,000	1,526,739
Diebold Nixdorf Dutch Holding B.V., (Netherlands), 9.00%, 07/15/2025	€1,700,000	2,252,228
Enviva Partners, LP, 6.50%, 01/15/2026(d)	$2,140,000	2,273,750
LBM Acquisition, LLC, 6.25%, 01/15/2029(d)	538,000	555,485
Refinitiv U.S. Holdings, Inc., 8.25%, 11/15/2026(d)	4,500,000	4,910,625
Tallgrass Energy Partners, LP, 6.00%, 12/31/2030(d)	2,683,000	2,760,941
Tallgrass Energy Partners, LP, 7.50%, 10/01/2025(d)	1,511,000	1,631,260
Vertical Holdco GmbH, (Germany), 6.63%, 07/15/2028	€1,000,000	1,308,661
Vertical Holdco GmbH, (Germany), 7.63%, 07/15/2028(d)	$2,000,000	2,180,000
		23,870,132
Energy 7.0%
EQT Corp., 6.13%, 02/01/2025	1,035,000	1,178,606
EQT Corp., 7.00%, 02/01/2030	4,500,000	5,512,500
EQT Midstream Partners, LP, 6.00%, 07/01/2025(d)	1,250,000	1,368,750
EQT Midstream Partners, LP, 6.50%, 07/01/2027(d)	1,250,000	1,407,544
EQT Midstream Partners, LP, 6.50%, 07/15/2048	2,000,000	2,080,000
Exterran Energy Solutions, LP, 8.13%, 05/01/2025	1,500,000	1,252,500
Laredo Petroleum, Inc., 9.50%, 01/15/2025	2,500,000	2,187,500
Laredo Petroleum, Inc., 10.13%, 01/15/2028	1,250,000	1,062,500
Occidental Petroleum Corp., 8.88%, 07/15/2030	3,500,000	4,108,125
Williams Cos., Inc., 8.75%, 03/15/2032	4,000,000	5,851,365
		26,009,390

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Food & Staples Retailing 1.6%
Albertsons Cos., Inc., 7.50%, 03/15/2026(d)	$1,500,000	$1,678,575
Iceland Bondco, PLC, (Great Britain), 6.75%, 07/15/2024(d)	£3,000,000	4,163,956
		5,842,531
Food, Beverage & Tobacco 2.0%
Chobani, LLC, 7.50%, 04/15/2025(d)	$1,000,000	1,048,600
Dole Food Co., Inc., 7.25%, 06/15/2025(d)	3,500,000	3,570,000
JBS USA LUX SA, 6.75%, 02/15/2028(d)	2,500,000	2,808,750
		7,427,350
Health Care Equipment & Services 1.1%
HCA, Inc., 7.69%, 06/15/2025	3,500,000	4,200,000
Household & Personal Products 1.3%
CD&R Smokey Buyer, Inc., 6.75%, 07/15/2025(d)	2,500,000	2,671,875
Kronos Acquisition Holdings, Inc., 5.00%, 12/31/2026(d)	668,000	696,864
Kronos Acquisition Holdings, Inc., 7.00%, 12/31/2027(d)	1,291,000	1,351,703
		4,720,442
Insurance 0.6%
Acrisure, LLC, 8.13%, 02/15/2024(d)	750,000	794,036
NFP Corp., 7.00%, 05/15/2025(d)	1,366,000	1,468,450
		2,262,486
Materials 8.1%
Aruba Investments, Inc., 8.75%, 02/15/2023(d)	5,000,000	5,050,000
Blue Cube Spinco, LLC, 9.75%, 10/15/2023	792,000	813,780
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	4,350,000	5,296,125
First Quantum Minerals, Ltd., (Canada), 6.88%, 10/15/2027(d)	2,500,000	2,712,500
Intelligent Packaging, Ltd. Finco, Inc., (Canada), 6.00%, 09/15/2028(d)	3,500,000	3,596,250
Kraton Polymers, LLC, 7.00%, 04/15/2025(d)	2,500,000	2,632,500

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Owens-Brockway Glass Container, Inc., 6.38%, 08/15/2025(d)	$1,750,000	$1,938,125
Owens-Brockway Glass Container, Inc., 6.63%, 05/13/2027(d)	2,172,000	2,351,190
Trident TPI Holdings, Inc., 9.25%, 08/01/2024(d)	2,500,000	2,662,500
Tronox, Inc., 6.50%, 05/01/2025(d)	1,747,000	1,869,290
Venator Finance SARL, 5.75%, 07/15/2025(d)	1,138,000	1,064,030
Venator Finance SARL, (Luxembourg), 9.50%, 07/01/2025(d)	100,000	109,000
		30,095,290
Media & Entertainment 4.8%
Altice Financing S.A., (Luxembourg), 7.50%, 05/15/2026(d)	2,000,000	2,110,600
Belo Corp., 7.25%, 09/15/2027	6,000,000	6,900,000
CSC Holdings, LLC, 7.50%, 04/01/2028(d)	3,500,000	3,937,500
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(d)	1,189,000	1,215,752
Diamond Sports Group, LLC, 6.63%, 08/15/2027(d)	2,306,000	1,395,130
Gray Television, Inc., 7.00%, 05/15/2027(d)	2,000,000	2,190,000
		17,748,982
Pharmaceuticals, Biotechnology & Life Sciences 0.6%
Bausch Health Cos., Inc., (Canada), 7.00%, 03/15/2024(d)	2,250,000	2,314,688
Real Estate 0.3%
Brookfield Property REIT, Inc., 5.75%, 05/15/2026(d)	1,225,000	1,206,625
Retailing 1.8%
Burlington Coat Factory Warehouse Corp., 6.25%, 04/15/2025(d)	1,778,000	1,889,125
L Brands, Inc., 6.63%, 10/01/2030(d)	1,000,000	1,112,500
L Brands, Inc., 6.88%, 07/01/2025(d)	1,250,000	1,357,225
L Brands, Inc., 9.38%, 07/01/2025(d)	2,000,000	2,460,000
		6,818,850
Software & Services 2.9%
CommScope Technologies, LLC, 6.00%, 06/15/2025(d)	2,000,000	2,045,000

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Leidos, Inc., 7.13%, 07/01/2032	$2,500,000	$3,373,875
Sabre GLBL, Inc., 7.38%, 09/01/2025(d)	1,860,000	2,018,100
Solera, LLC, 10.50%, 03/01/2024(d)	3,000,000	3,108,750
		10,545,725
Technology Hardware & Equipment 2.7%
Dell International, LLC, 6.02%, 06/15/2026(d)	2,350,000	2,866,871
Dell International, LLC, 6.10%, 07/15/2027(d)	1,500,000	1,864,505
Diebold Nixdorf, Inc., 9.38%, 07/15/2025(d)	2,427,000	2,718,240
Seagate HDD Cayman, (Cayman Islands), 5.75%, 12/01/2034	2,000,000	2,357,100
		9,806,716
Telecommunication Services 6.0%
Altice France Holding S.A., (Luxembourg), 10.50%, 05/15/2027(d)	1,000,000	1,122,500
Altice France S.A., (France), 7.38%, 05/01/2026(d)	3,735,000	3,931,087
Altice France S.A., (France), 8.13%, 02/01/2027(d)	769,000	847,830
Embarq Corp., 8.00%, 06/01/2036	4,444,000	5,481,452
Hughes Satellite Systems Corp., 7.63%, 06/15/2021	5,500,000	5,637,500
Qwest Corp., 6.75%, 12/01/2021	1,750,000	1,830,763
Sprint Corp., 7.63%, 03/01/2026	1,425,000	1,768,703
T-Mobile USA, Inc., 6.50%, 01/15/2026	1,500,000	1,552,500
		22,172,335
Transportation 2.5%
Mileage Plus Holdings, LLC, 6.50%, 06/20/2027(d)	1,053,000	1,131,975
Uber Technologies, Inc., 7.50%, 05/15/2025(d)	3,000,000	3,240,660
Watco Cos., LLC, 6.50%, 06/15/2027(d)	2,000,000	2,165,000
XPO Logistics, Inc., 6.75%, 08/15/2024(d)	2,500,000	2,656,250
		9,193,885

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Utilities 2.3%
NRG Energy, Inc., 6.63%, 01/15/2027	$335,000	$353,773
NRG Energy, Inc., 7.25%, 05/15/2026	5,500,000	5,802,500
NSG Holdings, LLC, 7.75%, 12/15/2025(d)	2,240,842	2,375,293
		8,531,566
Total Corporate Bonds (Cost: $239,588,501)		254,893,615

Collateralized Loan Obligations 45.8%(d)(f)

Collateralized Loan Obligations — Debt 30.1%(c)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 6.01%, 04/30/2031	2,000,000	1,830,762
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 7.95%, 8.16%, 04/30/2031	500,000	403,264
AMMC CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 7.57%, 07/25/2029	1,250,000	1,193,253
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 5.72%, 04/25/2031	3,000,000	2,741,592
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.70%, 8.93%, 07/16/2031	850,000	723,650
Atlas Senior Loan Fund VII, Ltd., (Cayman Islands), 3M LIBOR + 8.05%, 8.28%, 11/27/2031	1,550,000	1,119,932
Bain Capital Credit CLO, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 7.04%, 7.28%, 01/15/2029	2,000,000	1,935,762
Bain Capital Credit CLO, Ltd. 2020-1, (Cayman Islands), 3M LIBOR + 8.25%, 8.47%, 04/18/2033	3,000,000	3,049,071
Canyon Capital CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 5.75%, 5.99%, 07/15/2031	750,000	689,186
Carlyle Global Market Strategies CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.00%, 6.22%, 04/20/2031	3,000,000	2,676,147
CBAM, Ltd. 2017-3, (Cayman Islands), 3M LIBOR + 6.50%, 6.72%, 10/17/2029	1,615,385	1,540,518
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 6.57%, 10/17/2030	2,000,000	1,938,384

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
CIFC Funding, Ltd. 2015-2A, (Cayman Islands), 3M LIBOR + 6.81%, 7.05%, 04/15/2030	$1,500,000	$1,501,184
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 6.56%, 10/23/2031	2,000,000	1,739,656
Crestline Denali CLO XV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 7.57%, 04/20/2030	3,875,000	3,566,178
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 6.14%, 04/15/2031	5,000,000	4,195,290
Dryden 26 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 5.78%, 04/15/2029	2,000,000	1,896,582
Dryden 40 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.75%, 5.97%, 08/15/2031	3,000,000	2,826,177
Dryden 45 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.85%, 6.09%, 10/15/2030	3,000,000	2,883,732
Dryden 68 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 6.75%, 6.99%, 07/15/2032	1,250,000	1,251,671
Elmwood CLO I, Ltd., (Cayman Islands), 3M LIBOR + 7.71%, 7.93%, 10/20/2033	3,000,000	3,059,205
Elmwood CLO II, Ltd., (Cayman Islands), 3M LIBOR + 6.80%, 7.02%, 04/20/2031	1,500,000	1,501,815
Highbridge Loan Management, Ltd. 2013-2, (Cayman Islands), 3M LIBOR + 8.25%, 8.47%, 10/20/2029	2,250,000	1,879,018
Highbridge Loan Management, Ltd. 2014-4, (Cayman Islands), 3M LIBOR + 7.36%, 7.58%, 01/28/2030	2,000,000	1,630,784
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 3M LIBOR + 5.75%, 5.97%, 07/22/2031	1,200,000	1,076,528
INGIM, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 5.90%, 6.12%, 10/18/2031	2,750,000	2,531,427
LCM XVII, LP, (Cayman Islands), 3M LIBOR + 6.00%, 6.24%, 10/15/2031	3,750,000	3,389,490
LCM XXIII, Ltd., (Cayman Islands), 3M LIBOR + 7.05%, 7.27%, 10/20/2029	3,000,000	2,761,026

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
LCM XXX, Ltd., (Cayman Islands), 3M LIBOR + 6.95%, 7.17%, 04/20/2031	$1,200,000	$1,199,162
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.77%, 7.99%, 10/22/2030	2,500,000	2,093,203
Madison Park Funding XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 6.71%, 07/29/2030	1,500,000	1,458,341
Madison Park Funding XXXII, Ltd., (Cayman Islands), 3M LIBOR + 7.10%, 7.32%, 01/22/2031	3,000,000	3,000,975
Mariner CLO, LLC 2019 1A, (Cayman Islands), 3M LIBOR + 6.89%, 7.10%, 04/30/2032	1,000,000	1,001,303
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 6.00%, 06/15/2031	2,000,000	1,614,776
Oaktree CLO, Ltd. 2014-1, (Cayman Islands), 3M LIBOR + 6.30%, 6.52%, 05/13/2029	5,274,737	4,173,256
Oaktree CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.77%, 7.01%, 04/15/2031	2,000,000	1,861,170
Oaktree CLO, Ltd. 2019-4, (Cayman Islands), 3M LIBOR + 7.23%, 7.45%, 10/20/2032	1,500,000	1,503,279
OHA Credit Partners VII, Ltd., (Cayman Islands), 3M LIBOR + 7.50%, 7.72%, 11/20/2027	2,850,000	2,853,238
OHA Credit Partners XI, Ltd., (Cayman Islands), 3M LIBOR + 7.90%, 8.12%, 01/20/2032	2,750,000	2,380,345
OHA Credit Partners XII, Ltd., (Cayman Islands), 3M LIBOR + 5.45%, 5.66%, 07/23/2030	1,500,000	1,411,734
OZLM XI, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 7.21%, 10/30/2030	2,750,000	2,462,009
Silver Creek CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 6.62%, 07/20/2030	1,000,000	943,071
Steele Creek CLO, Ltd. 2015-1, (Cayman Islands), 3M LIBOR + 8.85%, 9.06%, 05/21/2029	3,000,000	2,380,590
Steele Creek CLO, Ltd. 2016-1, (Cayman Islands), 3M LIBOR + 5.75%, 5.97%, 06/15/2031	3,000,000	2,451,528
TCI-Flatiron CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 6.60%, 6.81%, 01/29/2032	3,000,000	2,941,695

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
TCI-Symphony CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.45%, 6.69%, 07/15/2030	$2,100,000	$2,016,723
Venture XXIV CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.72%, 6.94%, 10/20/2028	700,000	629,838
Venture XXVI CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.80%, 7.02%, 01/20/2029	1,000,000	854,606
Venture XXVII CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 6.57%, 07/20/2030	2,025,000	1,762,100
Venture XXVIII CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.16%, 6.38%, 10/20/2029	4,000,000	3,527,980
Venture XXXVI CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.92%, 7.14%, 04/20/2032	2,000,000	1,958,236
Vibrant CLO X, Ltd., (Cayman Islands), 3M LIBOR + 6.19%, 6.41%, 10/20/2031	3,000,000	2,554,197
Voya CLO, Ltd. 2015-3, (Cayman Islands), 3M LIBOR + 6.20%, 6.42%, 10/20/2031	3,000,000	2,715,225
Wellfleet CLO, Ltd. 2017-2, (Cayman Islands), 3M LIBOR + 6.75%, 6.97%, 10/20/2029	2,000,000	1,896,864
		111,176,728
Collateralized Loan Obligations — Equity 15.7%
AIMCO CLO XI, Ltd., (Cayman Islands), 12.32%, 10/15/2031	1,881,020	1,843,277
Allegro CLO V, Ltd. 2017-1A, (Cayman Islands), 0.09%, 10/16/2030	2,000,000	1,132,948
Allegro CLO VII, Ltd. 2018-2A, (Cayman Islands), 8.09%, 07/15/2031	3,500,000	2,469,211
AMMC CLO XXI, Ltd., (Cayman Islands), 6.72%, 11/02/2030	500,000	303,468
Atlas Senior Loan Fund I, Ltd., (Cayman Islands), 11/17/2027	1,800,000	296,093
Bain Capital Credit CLO, Ltd. 2020-2, (Cayman Islands), 18.19%, 07/21/2031	1,250,000	1,312,566
Bardot CLO, Ltd., (Cayman Islands), 15.76%, 10/22/2032	500,000	471,140
Canyon Capital CLO, Ltd. 2019-1, (Cayman Islands), 9.31%, 04/15/2032	1,000,000	755,490

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Carlyle Global Market Strategies CLO, Ltd. 2013-4, (Cayman Islands), 15.42%, 01/15/2031	$1,259,000	$493,899
Carlyle Global Market Strategies CLO, Ltd. 2017-3, (Cayman Islands), 07/20/2029	1,750,000	717,035
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 7.51%, 10/15/2030	3,222,500	2,309,102
Cedar Funding CLO IV, Ltd., (Cayman Islands), 13.75%, 07/23/2030	2,500,000	1,363,677
Cedar Funding CLO V, Ltd., (Cayman Islands), 9.26%, 07/17/2031	2,546,000	2,296,482
Cedar Funding CLO VI, Ltd., (Cayman Islands), 12.24%, 10/20/2028	2,000,000	1,188,642
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 2.40%, 10/17/2030	2,000,000	1,127,418
CIFC Funding, Ltd. 2018-5A, (Cayman Islands), 18.52%, 01/15/2032	375,000	277,377
CIFC Funding, Ltd. 2020-3A, (Cayman Islands), 12.32%, 10/20/2031	1,750,000	1,779,038
Crestline Denali CLO XVI, Ltd., (Cayman Islands), 01/20/2030	2,000,000	1,316,980
Dryden 57 Senior Loan Fund, (Cayman Islands), 13.15%, 05/15/2031	573,500	512,501
Eaton Vance CLO 2018-1, Ltd., (Cayman Islands), 38.50%, 10/15/2030	2,430,000	1,727,990
Halcyon Loan Advisors Funding, Ltd. 2017-1, (Cayman Islands), 1.74%, 06/25/2029	1,750,000	744,271
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 16.72%, 07/22/2031	3,500,000	2,779,889
LCM XIII, LP, (Cayman Islands), 2.40%, 07/19/2027	2,175,000	456,426
LCM XV, LP, (Cayman Islands), 10.99%, 07/20/2030	5,875,000	1,343,977
LCM XXIII, LP, (Cayman Islands), 4.06%, 10/20/2029	3,100,000	935,223
Madison Park Funding XII, Ltd., (Cayman Islands), 07/20/2026	4,000,000	565,612

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Madison Park Funding XXII, Ltd., (Cayman Islands), 12.32%, 01/15/2033	$4,000,000	$3,120,568
Madison Park Funding XXXI, Ltd., (Cayman Islands), 15.32%, 01/23/2048	2,000,000	1,741,418
Madison Park Funding XXXII, Ltd., (Cayman Islands), 20.86%, 01/22/2048	2,000,000	1,581,564
Magnetite XXVIII, Ltd., (Cayman Islands), 12.32%, 10/25/2031	2,500,000	2,467,607
Mariner CLO, Ltd. 2018-5A, (Cayman Islands), 11.85%, 04/25/2031	2,567,500	1,973,671
Oaktree CLO, Ltd. 2015-1, (Cayman Islands), 10/20/2027	4,000,000	1,137,928
Oaktree CLO, Ltd. 2018-1, (Cayman Islands), 6.08%, 10/20/2030	4,250,000	2,746,108
OHA Credit Partners VII, Ltd., (Cayman Islands), 1.97%, 11/20/2027	2,000,000	709,170
OHA Loan Funding, Ltd. 2016-1, (Cayman Islands), 15.28%, 01/20/2033	3,250,000	2,674,116
OZLM XXI, Ltd. 2017-21A, (Cayman Islands), 7.04%, 01/20/2031	1,750,000	1,062,847
Signal Peak CLO 8, Ltd., (Cayman Islands), 12.32%, 04/20/2033(i)	4,000,000	3,531,200

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Venture XXX CLO, Ltd., (Cayman Islands), 11.65%, 01/15/2031	$2,100,000	$1,469,546
Vibrant CLO VI, Ltd., (Cayman Islands), 06/20/2029	1,500,000	642,623
Voya CLO, Ltd. 2017-2, (Cayman Islands), 4.11%, 06/07/2030	1,000,000	535,737
Wellfleet CLO, Ltd. 2018-3, (Cayman Islands), 14.56%, 01/20/2032	3,000,000	2,232,738
West CLO, Ltd. 2013-1, (Cayman Islands), 11/07/2025	500,000	35,000
		58,181,573
Total Collateralized Loan Obligations (Cost: $185,391,945)		169,358,301

Warrants 0.0%(d)(f)(j)(k)

	Shares	Value(a)
Media & Entertainment 0.0%
Affinion Holdings, Common Stock Warrants	7,874	—
Total Warrants (Cost: $3,922,356)		—
Total Investments — 143.1% (Cost: $531,398,781)		$529,323,891
Liabilities in Excess of Other Assets — (43.1%)		(159,347,462)
Net Assets — 100.0%		$369,976,429

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises and all principal amounts are shown in U.S. Dollars unless otherwise noted.

(b)  Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR") or an alternate base rate such as the Euro Interbank Offered Rate ("EURIBOR") at the borrower's option. Stated interest rates in this schedule represent the "all-in" rate as of December 31, 2020.

(c)  Variable rate coupon rate shown as of December 31, 2020.

(d)  All of Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") Senior Loans, Collateralized Loan Obligations, Warrants and Corporate Bonds exempt from registration under Rule 144A, which as of December 31, 2020 represented 120.7% of the Fund's net assets or 79.9% of the Fund's total assets, are subject to legal restrictions on sales.

(e)  This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.

(f)  Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 of the Notes to Financial Statements).

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

(g)  As of December 31, 2020, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Financial Statements for further information on revolving and delayed draw loan commitments.

Unfunded Security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Ivanti Software, Inc.	$250,000	$—	$250,000

(h)  Includes a Payment-In-Kind ("PIK") provision.

(i)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(j)  Security valued at fair value using methods determined in good faith by or under the direction of the board of trustees.

(k)  Non-income producing security as of December 31, 2020.

  As of December 31, 2020, the aggregate cost of securities for Federal income tax purposes was $531,718,734.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$22,911,889
Gross unrealized depreciation	(25,782,177)
Net unrealized depreciation	$(2,870,288)

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments, at value (cost $531,398,781)	$529,323,891
Cash	2,640,692
Cash denominated in foreign currency, at value (cost $6,134,850)	6,166,716
Receivable for securities sold	10,822,939
Interest and principal receivable	6,834,617
Deferred debt issuance costs	180,645
Other assets	153,059
Total assets	556,122,559
Liabilities:
Line of credit outstanding	162,593,714
Payable for securities purchased	22,427,127
Payable for investment advisory fees	440,913
Interest and commitment fee payable	160,996
Accrued expenses and other payables	523,380
Total liabilities	186,146,130
Commitments and contingencies (Note 2)
Net assets	$369,976,429
Net assets consist of:
Paid-in capital	$441,377,933
Distributable earnings accumulated loss	(71,401,504)
Net assets	$369,976,429
Common shares:
Net assets	$369,976,429
Shares outstanding (authorized 1 billion shares of $0.001 par value)	22,914,939
Net asset value per share	$16.15

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Operations

For the year ended December 31, 2020

Investment income:
Interest	$36,864,458
Expenses:
Investment advisory fees (Note 6)	4,741,535
Interest and credit facility fees (Note 5)	2,328,285
Administrative services of the adviser (Note 6)	800,000
Administration, custodian and transfer agent fees (Note 6)	378,502
Investor support fees (Note 6)	332,328
Other expenses	818,255
Total expenses	9,398,905
Tax expense (Note 2)	190,000
Net expenses	9,588,905
Net investment income	27,275,553
Net realized and unrealized gain/(loss) on investments and foreign currency
Net realized losses on investments	(31,135,242)
Net realized gains on foreign currency	316,671
Net unrealized gains on investments	12,448,172
Net unrealized losses on foreign currency	(1,527,250)
Net realized and unrealized losses on investments and foreign currency	(19,897,649)
Net increase in net assets resulting from operations	$7,377,904

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019(a)	For the Year Ended October 31, 2019
Increase (decrease) in net assets from operations:
Net investment income	$27,275,553	$3,937,469	$31,771,646
Net realized losses on investments and foreign currency	(30,818,571)	(285,432)	(9,491,193)
Net unrealized gains/(losses) on investments and foreign currency	10,920,922	15,089,388	(17,716,274)
Net increase from operations	7,377,904	18,741,425	4,564,179
Distributions to shareholders from (Note 2):
Distributable earnings	(27,497,927)	(4,926,712)	(29,565,391)
Increase (decrease) in net assets from operations and distributions	(20,120,023)	13,814,713	(25,001,212)
Share transactions:
Cost of shares repurchased (Note 4)	—	—	(673,460)
Net increase (decrease) from share transactions	—	—	(673,460)
Total increase (decrease) in net assets	(20,120,023)	13,814,713	(25,674,672)
Net Assets, beginning of period	390,096,452	376,281,739	401,956,411
Net Assets, end of period	$369,976,429	$390,096,452	$376,281,739

(a)  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Cash Flows

For the year ended December 31, 2020

Operating Activities:
Net increase in net assets resulting from operations	$7,377,904
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(610,597,384)
Proceeds from the sale of investments	614,063,968
Amortization and accretion of discounts and premiums, net	1,355,876
Net realized (gains)/losses on investments	31,135,242
Net unrealized (gains)/losses on investments	(12,448,172)
Effect of exchange rate changes on line of credit	1,310,838
Amortization of debt issuance cost	(179,421)
Changes in operating assets and liabilities:
Receivable for securities sold	(3,008,890)
Interest and principal receivable	576,087
Prepaid expenses	46,568
Payable for securities purchased	4,608,637
Payable for investment advisory fees	(17,373)
Interest and commitment fee payable	(208,986)
Accrued expenses and other fees	(118,573)
Net cash provided by operating activities	33,896,321
Financing Activities:
Borrowings on line of credit	220,738,723
Paydowns on line of credit	(222,772,165)
Deferred debt issuance costs	192,135
Distributions paid to common shareholders	(27,497,927)
Net cash used in financing activities	(29,339,234)
Net increase in Cash	4,557,087
Cash:
Beginning of period	4,250,321
End of period	$8,807,408
Supplemental disclosure of cash flow information:
Cash paid for interest during the period	$2,357,850
Cash paid for taxes during the period	180,838

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Per share data:
Net asset value, beginning of period	$17.02	$16.42		$17.50	$18.00	$17.04	$16.95
Income from investment operations:
Net investment income	1.19	0.17		1.39	1.35	1.33	1.23
Net realized and change in unrealized gain (loss)	(0.86)	0.65		(1.18)	(0.56)	0.87	0.16
Total increase (decrease) from investment operations	0.33	0.82		0.21	0.79	2.20	1.39
Less distributions declared to shareholders:
From net investment income	(1.20)	(0.22)		(1.29)	(1.29)	(1.24)	(1.23)
From return of capital	—	—		—	—	—	(0.07)
Total distributions declared to shareholders	(1.20)	(0.22)		(1.29)	(1.29)	(1.24)	(1.30)
Net asset value common shares, end of period	$16.15	$17.02		$16.42	$17.50	$18.00	$17.04
Market value common shares, end of period	$14.29	$15.35		$14.48	$14.97	$16.45	$14.70
Net asset value total return(a)	3.00%	4.99	%(b)	1.23%	4.47%	13.33%	8.98%
Market value total return(c)	2.33%	7.53	%(b)	5.49%	(1.43)%	20.91%	12.47%
Ratios to average net assets/supplemental data:
Net assets, end of period	$369,976,429	$390,096,452		$376,281,739	$401,956,411	$413,385,894	$391,787,051
Expenses, inclusive of interest expense and amortization of debt issuance	2.83%	3.36	%(d)	3.37%	3.20%	2.90%	2.96%
Expenses, exclusive of interest expense and amortization of debt issuance	2.17%	2.20	%(d)	2.03%	2.02%	2.08%	2.34%
Net investment income	8.04%	6.15	%(d)	8.16%	7.54%	7.52%	7.68%
Portfolio turnover rate	127.09%	11.70	%(b)	78.40%	82.47%	84.35%	92.30%

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

(b)  Not annualized.

(c)  Based on market value per share (beginning market value common shares $20.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan.

(d)  Annualized.

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements

December 31, 2020

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). The Fund commenced operations on November 27, 2012. Ares Capital Management II LLC (the "Adviser") was registered as a Registered Investment Adviser with the SEC on June 9, 2011 and serves as the investment adviser to the Fund.

Investment Objective and Policies

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund's investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio. Under normal market conditions, the Fund will not invest more than (i) 45% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities. Prior to July 2020, the Fund could not invest more than (i) 40% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 10% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

Fiscal Year End Change

On September 25, 2019, the Fund's board of directors approved a change to the fiscal year end of the Fund from

October 31 to December 31. Accordingly, the Fund's financial statements and related notes include information as of and for the year ended December 31, 2020, the two month period ended December 31, 2019 and the year ended October 31, 2019.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The Adviser makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material. The Fund reclassified certain prior period amounts in the accompanying consolidated balance sheet. These reclassifications had no impact on prior periods' net earnings or net assets.

Investments Valuation

All investments in securities are recorded at their fair value. See Note 3 for more information on the Fund's valuation process.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected and adjusted for accretion of discounts and amortization of premiums. The Fund may have investments that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified, may be added to the principal balance and recorded as interest income. All interest for the year ended December 31, 2020 was recorded as cash.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for the accretion of discounts, amortization of premiums, and PIK interest.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund's cash and cash equivalents are maintained with a major United States financial institution, which is a member of the Federal

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

Deposit Insurance Corporation. While the Fund's current cash balance exceeds insurance limits, the risk of loss is remote.

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Dividends to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income. The Fund intends to pay any capital gains distributions at least annually. Dividends to shareholders are recorded on the ex-dividend date.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by its board of directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The board of directors may elect to change the Fund's distribution policy at any time.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of December 31,2020, the Fund had unfunded commitments of $250,000.

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

Income Taxes

The Fund intends to distribute all or substantially all of its taxable income and to comply with the other requirements of the Code, as amended, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required.

The Fund may elect to incur an excise tax if it is deemed prudent by its board of directors from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended December 31, 2020, the Fund incurred U.S. federal excise tax of $190,000.

As of December 31, 2020, which is the end of the Fund's taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to differing treatments for foreign currency gains and losses, distributions, excise taxes, pay down gains and losses and losses due to wash sales, and qualified electing fund ("QEF") income and capital gains. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise. On the Statement of Assets and Liabilities, the following reclassifications were made as of December 31, 2020:

Additional paid-in capital/(reduction)	$(190,000)
Distributable earnings accumulated loss	190,000

The characterization of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the Fund.

The characterization of distributions paid during the year ended December 31, 2020, the period ended December 31, 2019, and the year ended October 31, 2019 were as follows:

	December 31, 2020	December 31, 2019	October 31, 2019
Ordinary income	$27,497,927	$4,926,712	$29,565,391
Capital gain	—	—
Return of capital	—	—

As of December 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,878,884
Undistributed capital gains	—
Accumulated capital and other losses	(74,325,167)
Net unrealized appreciation (depreciation)	(1,955,221)
Total accumulated deficit	$(71,401,504)

As of December 31, 2020, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder.

No Expiration Short-Term(1)	No Expiration Long-Term(1)
$14,978,890	$59,346,277

(1) On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modifies several of the federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. These losses without expiration must be used prior to the loss layers with expiration.

During the year ended December 31, 2020, the Fund did not utilize capital loss carryforwards.

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Fund has evaluated the implications of ASC 740 for all open tax years, and have determined there is no impact to the Fund's financial statements as of December 31, 2020. The Fund's federal and state income returns for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and states department of revenue.

All penalties and interest associated with income taxes, if any, are included in other expenses in the Statement of Operations. There were no penalties and interest incurred by the Fund for the current fiscal year.

Deferred Debt Issuance Costs

Debt issuance costs are amortized over the life of the related revolving credit facility using the straight line method.

Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2020-04, "Reference Rate Reform (Topic 848)," which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. The Fund is currently evaluating the impact of adopting ASU 2020-04 on the Fund's consolidated financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 ("ASU 2020-08"), "Receivables — Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities". ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Funds' financial statements.

(3) Investments

Fair Value Measurements

The Fund follows the provisions of ASC 820, Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines "fair value" as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2 — Valuations based on quoted prices in markets that are not active or which all significant inputs are observable either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820. Consistent with the Fund's valuation policy, the Fund evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets it evaluates in which securities with similar attributes are trading), in determining fair value. The Fund's valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund's portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains,

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Senior loans and corporate debt: The fair value of Senior Loans and Corporate Bonds is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Common stock and warrants: The fair value of common stock and warrants are estimated using either broker quotes or an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value.

The following is a summary of inputs used as of December 31, 2020 in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	89,397,198	15,674,777	105,071,975
Corporate Bonds	—	254,893,615	—	254,893,615
Collateralized Loan Obligations	—	—	169,358,301	169,358,301
Warrants	—	—	—	—
Total Investments	—	344,290,813	185,033,078	529,323,891

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

For the year ended December 31, 2020:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Warrants ($)	Common Stocks ($)	Preferred Stocks ($)	Total ($)
Balance as of December 31, 2019	15,596,819	179,580,301	—	—	—	195,177,120
Purchases(a)	14,828,001	27,602,862	—	—	—	42,430,863
Sales and principal redemptions	(13,174,999)	(27,977,900)	—	—	—	(41,152,899)
Net realized and unrealized gains (losses)	(757,422)	(10,085,287)	—	—	—	(10,842,709)
Accrued discounts/(premiums)	27,830	238,325	—	—	—	266,155
Transfers in to Level 3	1,980,000	—	—	—	—	1,980,000
Transfers out of Level 3	(2,825,452)	—	—	—	—	(2,825,452)
Balance as of December 31, 2020	15,674,777	169,358,301	—	—	—	185,033,078
Net change in unrealized appreciation/(depreciation) from investments held at December 31, 2020	284,601	(5,718,536)	—	—	—	(5,433,935)

(a) Purchases include PIK interest and securities received from restructure.

Investments were transferred into and out of Level 3 and out of and into Level 2 during the year ended December 31, 2020 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser. The valuation techniques used by the Adviser to measure fair value as of December 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund's Level 3 securities are outlined in the table below.

Type	Fair Value ($)	Valuation Technique	Unobservable Input	Range		Weighted Average
Senior Loans	15,674,777	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A		N/A
Collateralized Loan Obligations	169,358,301	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A		N/A
Warrants	—	Enterprise Value Analysis — Adjusted NAV	EBITA	10	x	10	x
Total Level 3 Investments	185,033,078

(4) Common Stock

Common share transactions were as follows:

	For the Year Ended December 31, 2020
	Shares	Amount ($)
Common shares outstanding — beginning of period	22,914,939	429,112,863
Common shares issued	—	—
Common shares redeemed	—	—
Common shares outstanding — end of period	22,914,939	429,112,863

The board of directors has authorized the repurchase of shares of the Fund's outstanding common stock on the open market at the Fund management's discretion when shares of the common stock are trading on the NYSE at a discount of 10% or more (or such other percentage as the board of directors may determine from time to time) from the net asset value of the shares. The Fund is not required to effect common share repurchases. Any such purchases of Fund shares of common stock may not materially impact the discount of the market price of the Fund's shares of common stock relative to their net asset value and any narrowing of this discount that does result may not be maintained. There were no shares repurchased during the year ended December 31, 2020.

(5) Credit Facility

The Fund is a party to a senior secured revolving credit facility (as amended, the "Credit Facility"), which allows for the Fund to borrow up to $212 million at any one time outstanding. The Credit Facility maturity date is June 8, 2022. Under the Credit Facility, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities,

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, and (d) maintaining a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of the Fund of not less than 3:1.0. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. Amounts available to borrow under the Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Fund's portfolio that are pledged as collateral. As of December 31, 2020, the Fund was in compliance in all material respects with the terms of the Credit Facility.

As of December 31, 2020, there was $162,593,714 outstanding under the Credit Facility. Loans under the Credit Facility generally bear interest at the applicable LIBOR rate plus 0.95%. Unused portions of the Credit Facility accrue a commitment fee equal to an annual rate of 0.15%. The fair value of the Fund's borrowings under the Credit Facility approximates the carrying amount presented in the accompanying Statement of Assets and Liabilities at cost for the remaining maturity for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2020 the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Credit Facility were as follows:

For the Year Ended December 31, 2020 ($)
Stated interest expense	2,031,459
Unused commitment fees	117,405
Total interest and credit facility fees expense	2,148,864
Annualized average stated interest rate	1.50%
Average outstanding balance	135,385,813
Amortization of debt issuance costs	179,421

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term "asset coverage" for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. For non-public indebtedness issued by the Fund (for example, the Credit Facility), the Fund may be able to continue to pay distributions on its capital stock or purchase its capital stock even if the asset coverage ratio on its indebtedness falls below 300%. As of December 31, 2020, the Fund's asset coverage was 328%.

(6) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an affiliate of Ares Management Corporation ("Ares") and leverages Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the investment advisory agreement with the Fund ("Investment Advisory Agreement"). Pursuant to its Investment Advisory Agreement, the Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund's total assets (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness ("Managed Assets"). The management fees incurred by the Fund for the year ended December 31, 2020 were $4,741,535.

In addition to advisory services, the Adviser and its affiliates provide certain administrative services to the Fund at the Fund's request. Under the Investment Advisory Agreement, the Adviser may seek reimbursement from the Fund for the costs of these administrative services provided to the Fund by the Adviser and its affiliates. The Fund incurred such administrative costs of $800,000 for the year ended December 31, 2020.

The Fund has engaged State Street Bank and Trust Company ("State Street") to serve as the Fund's administrator, custodian and transfer agent. Under the service agreements between State Street and the Fund, State Street provides certain administrative services necessary for the operation of the Fund. Such services include maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street also performs custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Fund pays State Street for

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

these services. The total expenses incurred by the Fund for the year ended December 31, 2020 were $378,502.

The Fund has retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the on-going operations of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Fund's common shares and with the closed-end fund analyst community regarding the Fund on a regular basis, and maintaining a website for the Fund. The Fund pays Destra a fee equal to 0.07% of Managed Assets per annum for these services. The terms of this agreement are in effect for an initial period of two years and shall thereafter continue for successive one year periods. The total expenses incurred by the Fund for the year ended December 31, 2020 were $332,328.

(7) Investment Transactions

For the year ended December 31, 2020, the cost of investments purchased and proceeds from the sale of investments, excluding short obligations, were as follows:

Cost of Investments Purchased	Proceeds from the Sale of Investments
$610,793,528	$(604,886,871)

(8) Risk Factors

Senior Loans Risk

Although senior loans ("Senior Loans") are senior and typically secured in a first lien (including "unitranche" loans, which are loans that combine both senior and subordinated debt, generally in a first lien position) or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults would likely reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would likely adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a likely decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

Collateralized Loan Obligations ("CLO") issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund currently utilizes leverage, which magnifies the Fund's risks and, in turn, the risks to the common shareholders.

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

LIBOR Rate Risk

National and international regulators and law enforcement agencies have conducted investigations into a number of rates or indices that are deemed to be "reference rates." Actions by such regulators and law enforcement agencies may result in changes to the manner in which certain reference rates are determined, their discontinuance, or the establishment of alternative reference rates. In particular, on July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (the "FCA"), which regulates the London Interbank Offered Rate ("LIBOR"), announced that the FCA will no longer persuade

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

or compel banks to submit rates for the calculation of LIBOR after 2021. On November 30, 2020, ICE Benchmark Administration ("IBA"), the administrator of LIBOR, with the support of the United States Federal Reserve and the FCA, announced plans to consult on ceasing publication of USD LIBOR on December 31, 2021 for only the one-week and two-month USD LIBOR tenors, and on December 31, 2023 for all other USD LIBOR tenors. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. It appears highly likely that LIBOR will be discontinued or modified by 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities (the "Secured Overnight Financing Rate," or "SOFR"). The future of LIBOR at this time is uncertain. Potential changes, or uncertainty related to such potential changes, may adversely affect the market for LIBOR-based securities, including the Fund's portfolio of LIBOR indexed, floating rate debt securities, or the cost of the Fund's borrowings. In addition, changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities, including the value of the LIBOR indexed, floating rate debt securities in the Fund's portfolio, or the cost of the Fund's borrowings. Additionally, if LIBOR ceases to exist, the Fund may need to renegotiate the credit agreements extending beyond 2021 with the Fund's lenders and the Fund's portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. Some securities are not readily marketable and may be subject to restrictions on resale. Securities generally are not listed on any national securities exchange and no active trading market may exist for the securities in which the Fund may invest. When a secondary market exists, if at all, the market for some securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or "CCC+" or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom ("UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union ("EU") or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund. The United Kingdom ceased to be a member state of the European Union on January 31, 2020 commonly referred to as "Brexit," and the transition period provided for in the withdrawal agreement entered by the United Kingdom and the European Union ended on December 31, 2020. In December 2020, the UK and the EU agreed on a trade and cooperation agreement that will apply provisionally after the end of the transition period until it is ratified by the parties to the agreement. On December 31, 2020, the UK passed legislation giving effect to the trade and cooperation agreement, with the EU expected to formally adopt the agreement in early 2021. The trade and cooperation agreement covers the general objectives and framework of the relationship between the UK and the EU The impact of Brexit on the UK and EU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-U.S. issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in U.S. dollars and the depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

Market Disruption Risk

The outbreak of a highly contagious form of a novel coronavirus ("COVID-19") pandemic in early 2020, for which the World Health Organization declared a global pandemic and the United States has declared a national emergency, led to significant and continued volatility in the public and private markets during 2020. Many states, including those in which the Fund's portfolio companies operate, have issued orders requiring the closure of, or certain restrictions on the operation of, non-essential businesses and/or requiring residents to stay at home. The COVID-19 pandemic and restrictive measures

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

taken to contain or mitigate its spread have caused, and are continuing to cause, business shutdowns, or the re-introduction of business shutdowns, cancellations of events and restrictions on travel, significant reductions in demand for certain good and services, reductions in business activity and financial transactions, supply chain interruptions and overall economic and financial market instability both globally and in the United States. Such effects will likely continue for the duration of the pandemic, which is uncertain, and for some period thereafter. While several countries, as well as certain states, counties and cities in the United States, began to relax the early public restrictions with a view to partially or fully reopening their economies, many cities, both globally and in the United States, have since experienced a surge in the reported number of cases, hospitalizations and deaths related to the COVID-19 pandemic. This recent increase in cases has led to the reintroduction of restrictions and business shutdowns in certain states, counties and cities in the United States and globally and could continue to lead to the re-introduction of such restrictions elsewhere. Additionally, in December 2020, the U.S. Food and Drug Administration authorized the distribution and administration of certain COVID-19 vaccinations. However, it remains unclear how quickly the vaccines will be distributed nationwide and globally or when "herd immunity" will be achieved and the restrictions that were imposed to slow the spread of the virus will be lifted entirely. The delay in distributing the vaccines could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and the Fund, as well as its portfolio companies, could be materially adversely affected by a prolonged recession in the U.S. and other major markets. The COVID-19 pandemic has adversely impacted the fair value of certain of the Fund's investments, including those reported as of December 31, 2020, and the values reported may differ materially from the values that the Fund may ultimately realize with respect to its investments. The impact of the COVID-19 pandemic may not yet be fully reflected in the fair value of the Fund's investments as the Fund's valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information that is often from a time period earlier, generally two to three months, than the quarter for which the Fund is reporting. The valuation of the Fund's investments may not show the complete or the continuing impact of the COVID-19 pandemic and the resulting restrictive measures taken in response thereto. As a result, the Fund may continue to see a negative impact to the fair value of its investments.

(9) Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

The following common share distributions were declared on January 11, 2021:

Ex-Date: January 20, 2021
Record Date: January 21, 2021
Payable Date: January 29, 2021
Per Share Amount: $0.0975

The following common share distributions were declared on February 11, 2021:

Ex-Date: February 18, 2021
Record Date: February 19, 2021
Payable Date: February 26, 2021
Per Share Amount: $0.0975

Paula B. Pretlow was appointed to the Board as an independent director and a member of the audit committee. Ms. Pretlow's appointment became effective February 16, 2021.

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Ares Dynamic Credit Allocation Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ares Dynamic Credit Allocation Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year ended December 31, 2020, the period from November 1, 2019 to December 31, 2019, and the year ended October 31, 2019, the financial highlights for the year ended December 31, 2020, the period from November 1, 2019 to December 31, 2019, and each of the three years in the period ended October 31, 2019 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for year ended December 31, 2020, the period from November 1, 2019 to December 31, 2019, and the year ended October 31, 2019 and its financial highlights for the year ended December 31, 2020, the period from November 1, 2019 to December 31, 2019, and each of the three years in the period ended October 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2012.

Los Angeles, California
February 25, 2021

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information

December 31, 2020

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month year ended December 31, 2020 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on SEC Form N-PORT. The Fund's Form N-PORT will be available (1) without charge, upon request, by calling 1-877-855-3434; (2) on the SEC's website at http://www.sec.gov.

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2020

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the board of directors for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in noncertificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts, 02111 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at One Lincoln Street, Boston, Massachusetts 02111 or by telephone at (877) 272-8164.

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2020

Renewal of Investment Advisory Agreement

The Board of Directors (the "Board") of the Ares Dynamic Credit Allocation Fund, Inc. (the "Fund"), a majority of whom are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund (the "Independent Directors"), renewed the Investment Advisory and Management Agreement between Ares Capital Management II LLC (the "Adviser") and the Fund (the "Investment Advisory Agreement") at a meeting held on August 11, 2020 (the "Meeting").

The Fund's Board has the responsibility under the 1940 Act to consider the renewal of the Fund's Investment Advisory Agreement on an annual basis at an in-person meeting of the Board called for the purpose of voting on such renewal. In addition, the Fund's Board generally receives, reviews and evaluates information concerning the services and personnel of the Adviser at quarterly meetings of the Board. While particular emphasis might be placed on information concerning the Fund's investment performance, comparability of fees and total expenses and the Adviser's profitability at any meeting at which a renewal of the Investment Advisory Agreement is considered, the process of evaluating the Adviser and the Fund's Investment Advisory Agreement is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement includes deliberations at multiple meetings. In addition, the Fund's Board generally receives, reviews and evaluates information concerning the Fund's operations, expenses and performance throughout the year, including at quarterly Board meetings.

On March 25, 2020 and June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the U.S. Securities and Exchange Commission issued exemptive orders (the "Orders") pursuant to Sections 6(c) and 38(a) of the 1940 Act, that temporarily exempts registered management investment companies from the in person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Orders are ratified at the next in-person meeting. The Fund's Board of the Directors determined that reliance on the Orders was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the August 11, 2020 Board meeting was held telephonically in reliance on the Orders.

In connection with the renewal of the Investment Advisory Agreement, the Independent Directors met with their independent counsel in executive session. Counsel to the Independent Directors reviewed with the Independent Directors a memorandum outlining the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board's consideration of the approval of an investment advisory agreement.

In considering whether to renew the Investment Advisory Agreement, the Fund's Board reviewed certain information provided to the Board by the Adviser in advance of the Meeting, and supplemented orally at the Meeting, including, among other things, information concerning the services rendered to the Fund by the Adviser, comparative fee, expense and performance information, and other reports of and presentations by representatives of the Adviser concerning the Fund's and Adviser's operations, compliance programs and risk management. The Board also reviewed a report prepared by Broadridge, an independent provider of investment company data, which included information comparing (1) the Fund's performance with the performance of a group of comparable funds (the "Performance Group") for various periods ended June 30, 2020, and (2) the Fund's actual and contractual management fees and total expenses with those of a group of comparable funds (the "Expense Group"), which was identical to the Performance Group. The Board noted that the Adviser (with the cooperation of Broadridge) has maintained the same Performance Group as last year to reflect the Fund's investment strategy given its focus on senior loans, corporate bonds, and collateralized loan obligations ("CLOs"). The Broadridge categories that the Adviser believes are most comparable to the Fund are hybrid credit closed-end funds that invest across several credit-oriented asset classes. This criteria was suggested by the Adviser, and used by Broadridge in selecting comparable funds for the Performance Group and Expense Group.

In determining whether to renew the Investment Advisory Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Director may have attributed different weights to the factors considered.

(a) The nature, extent and quality of services provided by the Adviser — With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the information regarding the types of services provided under the Investment Advisory Agreement and information describing the Adviser's organization and business, including the quality of the investment research capabilities of the Adviser and the other resources dedicated to performing services

Annual Report 2020

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2020

for the Fund. The Board noted the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser involved with the Fund, including the portfolio management team's expertise in managing loan portfolios, the integrated platform of the Adviser and its affiliates and the benefits, resources and opportunities of the platform that the Adviser is able to access. Fund management discussed the size and experience of the Adviser's staff, the experience of its key personnel in providing investment management services, and the ability of the Adviser to attract and retain capable personnel. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were also considered. The Board also noted the reputation and track record of the Adviser's organization as a leading manager of credit assets. The Board also noted that investment performance is probative of the quality of services provided.

(b) Investment performance of the Fund and the Adviser — With respect to investment performance of the Fund and the Adviser, the Board reviewed statistical information concerning the Fund's investment performance in relation to its stated objective, as well as comparative data with respect to the performance of unaffiliated closed-end funds employing similar investment strategies provided by the Adviser as well as the comparative information provided by Broadridge. Representatives of the Adviser reviewed with the Board the Fund's performance and discussed the Fund's stock price and net asset value. In connection with its review, the Board discussed the results of the performance comparisons provided by the Adviser and Broadridge.

In reviewing the Adviser's report, the Board took into consideration that the Adviser identified hybrid credit closed-end funds that invest across several credit-oriented asset classes as the peer categories the Adviser believed were most comparable to the Fund given the Fund's flexible mandate and focus on senior secured bank loans, corporate bonds and CLOs. The Board noted that the Fund's: i) cumulative market-based return outperformed the average return of the hybrid credit closed-end funds for the one-year and five-year periods ended June 30, 2020 and underperformed the average return of the hybrid credit closed-end funds for the year-to-date period, five-year period and the since inception annualized period ended June 30, 2020, and ii) NAV-based return outperformed the average return of the hybrid credit closed-end funds for the three-year, five-year and the since inception annualized periods ended June 30, 2020 and underperformed the average return of the hybrid credit closed-end funds for the year-to-date and one-year periods ended June 30, 2020.

The Board noted, in reviewing the Broadridge report, that the Fund's total return performance, on a net asset value basis: i) outperformed the Performance Group average and median returns for the three-year period ended June 30, 2020, ii) slightly outperformed the Performance Group average return, and underperformed the Performance Group median return, for the two-year period ended June 30, 2020, and iii) underperformed the Performance Group average and median returns for the one-year period ended June 30, 2020. The Fund ranked third, seventh and ninth out of ten funds in the Performance Group for the three-year, two-year and one-year periods ended June 30, 2020, respectively.

Representatives of the Adviser noted that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the Fund and comparable funds, highlighting, in particular, the difficulty in finding an appropriate universe of comparable funds. In discussing the Fund's underperformance, they noted, among other things, that the near-term underperformance may be attributable to the Fund's overweighing to CLO investments. Given the recent COVID-19 market disruption, the Board observed that CLO investments have experienced greater price volatility relative to loans and high yield bonds.

(c) Cost of the services provided and profits realized by the Adviser from the relationship with the Fund — The Board considered information about the profitability of the Fund to the Adviser, as well as the costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser's parent, Ares Management Corporation. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the Fund and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided to the Fund by the Adviser and its affiliates.

(d) Economies of scale and whether fee levels reflect these economies of scale — The Board considered the extent to which economies of scale are expected to be realized and whether fee levels reflect these economies of scale. It was noted that, because the Fund is a closed-end fund, any increase in asset levels generally would have to come from

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Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2020

material appreciation through investment performance absent a special corporate action such as a material acquisition or an offering of additional shares. Further, the Board noted that as the Fund's assets increased, administration and custodial services were billed at lower incremental rates.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Board reviewed the results of the expense comparisons provided by the Adviser and Broadridge. The Board discussed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds as contained in Broadridge's report and discussed the results of the comparisons. The Board noted that the Fund's contractual management fee, based on common assets, was identical to, or essentially in-line with, the Expense Group median, and that the Fund's actual management fee, based on common assets alone, was slightly above the Expense Group median and above the Expense Universe median. The Board further noted that based on common assets and leveraged assets, the Fund's actual management fee was above the Expense Group median and above the Expense Universe median. The Board also noted that the Fund's total expenses, based on common assets alone, were below the Expense Group median. The Board further noted that the Fund's total expenses, based on common assets and leveraged assets, were above the Expense Group median.

In analyzing the comparative expense information provided by the Adviser, the Board considered that, pursuant to the terms of the Investment Advisory Agreement, after the Fund's second fiscal year, which ended on October 31, 2014, the Fund began reimbursing the Adviser for its cost of providing certain accounting, legal, clerical or administrative services to the Fund by employees of the Adviser or its affiliates. Representatives of the Adviser noted that although the Fund's use of leverage is an expense, the use of leverage has contributed positively to the Fund's return.

In discussing the Fund's management fees and expenses, representatives of the Adviser noted, among other things, that the Adviser believes that the Fund is essentially in line with the Peer Group medians across key expense comparisons (i.e., management fees and total expenses).

Representatives of the Adviser also reviewed with the Board the management or investment advisory fees paid by commingled funds or separately managed accounts advised by the Adviser or its affiliates that are considered to have similar investment strategies and policies as the Fund (the "Similar Clients"), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the Fund's management fee.

(f) Benefits derived or to be derived by the Adviser from its relationship with the Fund — The Board also considered the extent to which benefits other than the fees and reimbursement amounts pursuant to the Investment Advisory Agreement might accrue to the Adviser and its affiliates from their relationships with the Fund. The Board noted in this regard that while certain funds and accounts managed by the Adviser engage from time to time in cross-trade and co-investment transactions with the Fund as permitted by the 1940 Act, neither the Adviser nor its affiliates execute portfolio transactions on behalf of the Fund, and that the Adviser had confirmed that the Fund does not invest in securities issued by affiliates of the Adviser, including CLOs sponsored by the Adviser. However, it recognized that the Adviser might derive reputational and other benefits from its association with the Fund.

Conclusion

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Investment Advisory Agreement. Based on the discussions and considerations at the Meeting, and in reliance on information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Investment Advisory Agreement, the Board, including the Independent Directors voting separately, voted to approve the renewal of the Investment Advisory Agreement for an additional one-year period.

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Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2020

Investment Adviser

Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles CA 90067

Administrator Custodian and Transfer Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DRIP Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Investor Support Services

Destra Capital Investments LLC
901 Warrenville Road, Suite 15
Lisle, IL 60532

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

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Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2020

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

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Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2020

Directors

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs 1956	Director and Chairman of the Board	Since 2011***	Partner, Ares Management	1	Terex Corporation; CION Ares Diversified Credit Fund
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager of ARDC	Since 2012**	Mr. Brufsky is a Partner and Co-Head and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group and a member of the Management Committee of Ares Management. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. He has served as Director, President and Chief Executive Officer of ARDC since 2012.	1	None
Independent Directors
James K. Hunt 1951	Director	Since 2016***	Consultant, Tournament Capital Advisors, LLC; from 2015 to 2016, Managing Partner and Chief Executive Officer, Middle Market Credit platform — Kayne Anderson Capital Advisors LLC; from 2014 to 2015, Chairman, THL Credit, Inc.; from 2010 to 2014, Chief Executive Officer and Chief Investment Officer, THL Credit, Inc. and THL Credit Advisors LLC	1	PennyMac Financial Services, Inc.; CION Ares Diversified Credit Fund (2016-2020)
John J. Shaw 1951	Director	Since 2012**	Independent Consultant; prior to 2012, President, Los Angeles Rams	1	CION Ares Diversified Credit Fund

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Additional Information (continued)

December 31, 2020

Directors

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Bruce H. Spector 1942	Director	Since 2014*	Independent Consultant; from 2007 to 2015, Senior Advisor, Apollo Global Management LLC (private equity)	1	The Private Bank of California (2007-2013); CION Ares Diversified Credit Fund

(1)  The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2)  "Interested person," as defined in the Investment Company Act, of the Fund. Mr. Sachs and Mr. Brufsky are interested persons of the Fund due to their affiliation with the Adviser.

(3)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

* Term continues until the Fund's 2023 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

** Term continues until the Fund's 2021 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

*** Term continues until the Fund's 2022 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

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Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2020

Officers

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager of ARDC	Since 2012

Mr. Brufsky is a Partner and Co-Head and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group and a member of the Management Committee of Ares Management. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. He has served as Director, President and Chief Executive Officer of ARDC since 2012.

Penni F. Roll 1965	Treasurer	Since 2016

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. She also serves as the Chief Financial Officer of Ares Capital Corporation and Treasurer of CION Ares Diversified Credit Fund. She joined Ares in April 2010 as Executive Vice President — Finance of Ares Capital Management. She previously served as Chief Financial Officer of ARDC from October 2016 to September 2017.

Lisa Morgan 1976	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2019

Ms. Morgan is a Managing Director and Head of Regulatory Compliance in the Ares Compliance Department. Ms. Morgan also serves as the Chief Compliance Officer of Ares Capital Corporation. She joined Ares in September 2017.

Scott Lem 1977	Chief Financial Officer	Since 2016

Mr. Lem is a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of Ares Capital Corporation. He also serves as Chief Financial Officer of CION Ares Diversified Credit Fund. Mr. Lem previously served as Assistant Treasurer of Ares Capital Corporation from May 2009 to May 2013 and Treasurer of ARDC from October 2016 to September 2017. Mr. Lem joined Ares in 2003.

Ian Fitzgerald 1975	General Counsel and Secretary Vice President and Assistant Secretary	Since 2019 2017-2019

Mr. Fitzgerald is a Managing Director and Associate General Counsel (Credit) in the Ares Legal Group, where he focuses on credit matters. He also serves as Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. and Vice President and Assistant Secretary of Ivy Hill Asset Management GP, LLC, Ivy Hill Asset Management's General Partner. Mr. Fitzgerald joined Ares in 2010.

Keith Ashton 1967	Vice President and Portfolio Manager of ARDC	Since 2013

Mr. Ashton is a Partner in the Ares Credit Group, Portfolio Manager of Alternative Credit and a member of the Management Committee of Ares Management. Additionally, he serves as a member of the Ares Credit Group's Global Structured Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. Prior to joining Ares in 2011, Mr. Ashton was a Partner at Indicus Advisors LLP, where he focused on launching the global structured credit business in May 2007. Previously, Mr. Ashton was a Portfolio Manager and Head of Structured Credit at TIAA-CREF, where he focused on managing a portfolio of structured credit investments and helped launch TIAA's institutional asset management business.

Daniel Hayward 1985	Vice President	Since 2016

Mr. Hayward is a Partner and Co-Portfolio Manager in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2012, he was a senior collateralized loan obligation analyst at State Street Bank, where he focused on managing a team in the Trustee Department.

Charles Arduini 1969	Vice President and portfolio manager of ARDC	Since 2018	Mr. Arduini is a Partner and Portfolio Manager in the Ares Credit Group, where he focuses on structured credit investments. Mr. Arduini joined Ares in 2011.
Samantha Milner 1978	Vice President and portfolio manager of ARDC	Since 2018

Ms. Milner is a Partner, Portfolio Manager and Head of Research of U.S. Liquid Credit in the Ares Credit Group, where she is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, she serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Ms. Milner joined Ares in 2004.

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Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2020

Officers

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Jason Duko 1977	Vice President	Since 2018

Mr. Duko is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Duko was a Portfolio Manager at PIMCO, where he managed bank loan assets across a broad range of investment strategies and was responsible for secondary loan trading across all sectors. Previously, Mr. Duko was an Associate Portfolio Manager at Lord Abbett & Co. LLC, where he focused on its leveraged loan business, portfolio management, trading decisions and marketing.

Kapil Singh 1971	Vice President	Since 2018

Mr. Singh is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares' U.S. high yield credit strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Singh was a Portfolio Manager in the Global Developed Credit Group at Double Line Capital, where he managed high yield bonds across strategies and portfolios in a variety of investment vehicles. Previously, Mr. Singh was a Senior Analyst at the Post Advisory Group, where he managed high yield bonds and leveraged loans within the energy sector. In addition, Mr. Singh was a Co-Portfolio Manager and Senior Credit Analyst at Four Comers Capital, a subsidiary of Macquarie Funds Group. He also held positions as Bradford & Marzec, PPM America and Heller Financial.

Joshua Bloomstein 1973	Vice President and Assistant Secretary	Since 2019

Mr. Bloomstein serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management where he focuses on credit matters. He is General Counsel, Vice President and Secretary of Ares Capital Corporation and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. He is also a member of the Ares Enterprise Risk Committee. Mr. Bloomstein joined Ares in 2006.

Naseem Sagati Aghili 1981	Vice President and Assistant Secretary	Since 2019

Ms. Sagati Aghili is a Partner and General Counsel, Corporate and General Counsel, Private Equity, in the Ares Legal Group and is a member of the Management Committee of Ares Management. Ms. Sagati Aghili also serves as Vice President and Assistant Secretary for the CION Ares Diversified Credit Fund. Ms. Sagati Aghili joined Ares in 2009.

(1)  The address of each officer is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

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Annual Report 2020

Item 2. Code of Ethics.

(a)            Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(c)            The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)           There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)            Not applicable.

(f)            A copy of the Fund’s Code of Ethics is incorporated herein by reference at exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)        The Board of Directors of the Fund has determined that the Fund has three members serving on the Fund’s Audit Committee that possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)        The names of the audit committee financial experts are John Joseph Shaw, James K. Hunt and Paula B. Pretlow. Each of Messrs. Shaw and Hunt and Ms. Pretlow has been deemed to be “independent” for the purpose of this Item because they are not an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and do not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4. Principal Accountant Fees and Services.

(a)            Audit Fees

For the fiscal period of November 1, 2019 through December 31, 2019 and for the fiscal year ended December 31, 2020, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $89,500 and $106,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or for services normally provided by E&Y in connection with statutory and regulatory filings or engagements.

(b)            Audit-Related Fees

For the fiscal period of November 1, 2019 through December 31, 2019 and for the fiscal year ended December 31, 2020, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $0 and $0, respectively.

For the fiscal period of November 1, 2019 through December 31, 2019 and for the fiscal year ended December 31, 2020, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(c)            Tax Fees

For the fiscal period of November 1, 2019 through December 31, 2019 and for the fiscal year ended December 31, 2020, E&Y billed the Fund aggregate fees of $0 and $25,550, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal period of November 1, 2019 through December 31, 2019 and for the fiscal year ended December 31, 2020, the aggregate Tax Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d)            All Other Fees

For the fiscal period of November 1, 2019 through December 31, 2019 and for the fiscal year ended December 31, 2020, the aggregate fees billed by E&Y to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal period of November 1, 2019 through December 31, 2019 and for the fiscal year ended December 31, 2020, the aggregate fees in this category billed by E&Y that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(e)(1)        Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund's independent registered public accounting firm may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(e)(2)        Percentage of Services

All of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal period of November 1, 2019 through December 31, 2019 and fiscal year ended December 31, 2020, were pre-approved by the Audit Committee.

For the fiscal period of November 1, 2019 through December 31, 2019 and fiscal year ended December 31, 2020, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(f)            Not applicable.

(g)           For the fiscal period of November 1, 2019 through December 31, 2019 and for the fiscal year ended December 31, 2020, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $0 and $0, respectively.

For the fiscal period of November 1, 2019 through December 31, 2019 and for the fiscal year ended December 31, 2020, aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)            E&Y notified the Fund’s Audit Committee of all non-audit services that were rendered by E&Y to the Fund’s Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)            The Fund has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act. The members of the Fund’s Audit Committee are John Joseph Shaw, James K. Hunt, Paula B. Pretlow and Bruce H. Spector.

(b)            Not applicable.

Item 6. Investments.

(a)            Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)            Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 13(a)(5) is a copy of the proxy voting policies and procedures of the Fund and its investment adviser.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of the date of this filing, the portfolio managers of the Fund are as follows:

Seth J. Brufsky

Founding Member, Senior Partner, and Portfolio Manager (since inception)

Investment Experience:

Mr. Brufsky is a Partner in the Ares Credit Group, Co-Head of Global Liquid Credit, Portfolio Manager and a member of the Management Committee of Ares Management Corporation (“Ares Management”). Mr. Brufsky also serves as a Director, President, Chief Executive Officer and Portfolio Manager of the Fund. Additionally, he serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. Prior to joining Ares in 1998, Mr. Brufsky was a member of the Corporate Strategy and Research Group of Merrill Lynch & Co., where he focused on analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team during each year of his tenure. Previously, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. Mr. Brufsky serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization.

Mr. Brufsky graduated from Cornell University with a B.S. in Applied Economics and Business Management and received his M.B.A. in Finance with honors from the University of Southern California's Marshall School of Business, where he was awarded the Glassick Scholarship for academic achievement.

Keith Ashton

Portfolio Manager (since inception)

Investment Experience:

Mr. Ashton is a Partner, Portfolio Manager and Co-Head of Alternative Credit in the Ares Credit Group, and a member of the Management Committee of Ares Management. Mr. Ashton serves as a Vice President and Portfolio Manager for the Fund. Additionally, he serves as a member of the Ares Credit Group’s Alternative Credit Executive Committee, Alternative Credit Investment Committee, the Ares Dynamic Credit Allocation Fund Investment Committee and the Ares Diversity and Inclusion Council. Prior to joining Ares in 2011, Mr. Ashton was a Partner at Indicus Advisors LLP, where he focused on launching the global structured credit business in May 2007. Previously, Mr. Ashton was a Portfolio Manager and Head of Structured Credit at TIAA-CREF, where he focused on managing a portfolio of structured credit investments and helped launch TIAA’s institutional asset management business. Mr. Ashton’s experience as an investor in alternative fixed income products spans virtually all securitized asset classes, including CLOs, consumer and commercial receivables, insurance and legal settlements, small business and trade receivables, whole business securitizations, timeshare and other mortgage-related receivables, and esoteric asset classes such as catastrophe risk and intellectual property.

Mr. Ashton earned a B.A. in Economics from Brigham Young University and received his M.B.A. in Finance & Accounting from the William E. Simon School of Business, University of Rochester.

Charles Arduini

Portfolio Manager (since 2018)

Investment Experience:

Mr. Arduini is a Partner, Portfolio Manager and Strategy Head for the CLOs in the Ares Credit Group, where he focuses on alternative credit investments. Mr. Arduini serves as a Vice President and Portfolio Manager for the Fund. Additionally, he serves as a member of the Ares Dynamic Credit Allocation Fund Investment Committee. Prior to joining Ares in 2011, Mr. Arduini was a Managing Director at Indicus Advisors LLP, where he focused on structured credit investment opportunities. Previously, Mr. Arduini was Director of Structured Credit in the Fixed Income Investment Group and a Manager in the Risk Management Group at TIAA-CREF. In addition, Mr. Arduini worked in the telecommunications and information technology industries in various systems, operations and management roles.

Mr. Arduini holds a B.A. from Bucknell University in Mathematics and an M.S. from Stevens Institute of Technology in Mathematics. Mr. Arduini also holds an M.S. from Carnegie Mellon University in Computational Finance. Mr. Arduini is a CFA® charterholder and a member of the New York Society of Security Analysts.

Samantha Milner

Portfolio Manager (since 2018)

Investment Experience:

Ms. Milner is a Partner, Portfolio Manager and Head of U.S. Liquid Credit Research in the Ares Credit Group, where she is primarily responsible for managing Ares’ U.S. bank loan credit strategies. Ms. Milner serves as a Vice President and Portfolio Manager for the Fund. Additionally, she serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. Prior to joining Ares Management in 2004, Ms. Milner was an Associate in the Financial Restructuring Group at Houlihan Lokey Howard & Zukin, where she focused on providing advisory services in connection with restructurings, distressed mergers and acquisitions and private placements. Ms. Milner serves on the Board of Directors of STEAM: CODERS, a not-for-profit organization focused on underrepresented and underserved students through Science, Technology, Engineering, Art, and Math (STEAM), in preparation for academic and career opportunities. Ms. Milner holds a B.B.A., with distinction, from Emory University’s Goizueta Business School in Finance and Accounting.

(a)(2)       As of December 31, 2020, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)
Seth J. Brufsky	Registered investment companies	5	$2,695	0	$0
	Other pooled investment vehicles	5	$406	1	$44
	Other accounts	56	$25,109	41	$20,589

Keith Ashton	Registered investment companies	1	$582	0	$0
	Other pooled investment vehicles	6	$5,289	5	$3,744
	Other accounts	19	$7,276	9	$2,578

Charles Arduini	Registered investment companies	1	$582	0	$0
	Other pooled investment vehicles	2	$349	2	$349
	Other accounts	7	$2,453	2	$324

Samantha Milner	Registered investment companies	3	$1,384	0	$0
	Other pooled investment vehicles	3	$291	0	$0
	Other accounts	14	$3,984	2	$910

Material Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, Ares Capital Management II LLC (the “Adviser”) and its affiliates provide investment advisory and administration services both to the Fund and the other Ares-advised funds, which include other funds, as well as client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, managed by the Adviser and its affiliates in which the Fund will not have an interest. The investment program of the Fund and the other Ares-advised funds may or may not be substantially similar. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Ares-advised funds that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

The results of the Fund’s investment activities may differ significantly from the results achieved by the other Ares-advised funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Ares-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and the other Ares-advised funds. To mitigate potential conflicts of interest, allocations of investment opportunities among the Fund and the other Ares-advised funds are determined in accordance with the Adviser’s allocation policy and consistent with its fiduciary duties and corresponding investment mandates. It is the Adviser’s policy that all investment opportunities will, to the extent practicable, be allocated among the Fund and the other Ares-advised funds on a basis that over a period of time is fair and equitable to the Fund and the other Ares-advised funds relative to each other, taking into account the terms of the relevant governing documents and the relevant facts and circumstances, including, but not limited to: (i) differences with respect to available capital, size of client, minimum investment amounts and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, such as objectives or strategies regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including size of the investment opportunity, minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; and (viii) prior or existing positions in a borrower/loan/security.

In the event investment opportunities are allocated among the Fund and the other Ares-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a manner that, over a period of time, is fair and equitable, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Ares-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Fund and the other Ares-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Ares-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that other Ares-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Ares-advised funds may make investments at different levels of a borrower's capital structure or otherwise in different classes of a borrower's securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Ares-advised funds.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating time, services or resources among the Fund and the Adviser's other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

By reason of the various activities of the Adviser and its affiliates, the Adviser and its affiliates may acquire material non-public information or other confidential information about a company while pursuing an investment opportunity or while monitoring an investment, which may give rise to a potential conflict of interest and restrict the ability of the Adviser to trade in the securities of such company. Such restriction would prohibit the Adviser from purchasing certain potential Fund investments that otherwise might have been purchased or from selling certain Fund investments that might otherwise have been sold at the time.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

(a)(3)  Compensation Structure of Portfolio Manager(s) or Management Team Members

Compensation is determined by the Adviser’s executive leadership, with recommendations made by the head of each applicable business unit. Compensation may include a variety of components and may vary from year to year based on a number of factors. Generally, Portfolio Managers receive a base salary and are eligible for a discretionary year-end bonus based on performance, a portion of which may be paid in the form of shares of Class A Common Stock of the Adviser’s publicly traded parent company.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation from the Adviser it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary year-end bonus compensation from the Adviser or its ultimate parent company. Subject to a minimum compensation threshold, a portion of year-end bonus may be paid in the form of shares of Class A Common Stock of the Adviser’s publicly traded parent company, which vests over time. Discretionary compensation may be based on individual seniority and contribution, and, if applicable, may include direct carried interest and/or profit participations with respect to funds in which the Portfolio Managers are involved and may also include similar incentive awards relating to the funds in the firm’s other investment groups.

(a)(4) Ownership of Securities

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the Fund's equity securities beneficially owned as of December 31, 2020.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Seth J. Brufsky	$500,001-$1,000,000
Keith Ashton	$10,001-$50,000
Charles Arduini	None
Samantha Milner	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the twelve months ended December 31, 2020, the following purchases were made by or on behalf of the Fund or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “1934 Act”) (17 CFR 240.10b-18(a)(3)), of shares of the Fund’s equity securities that are registered by the Fund pursuant to Section 12 of the 1934 Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/20 through 01/31/20	None	---	None	1,781,899

Month #2 02/01/20 through 02/29/20	None	---	None	1,781,899

Month #3 03/01/20 through 03/31/20	None	---	None	1,781,899

Month #4 04/01/20 through 04/30/20	None	---	None	1,781,899

Month #5 05/01/20 through 05/31/20	None	---	None	1,781,899

Month #6 06/01/20 through 06/30/20	None	---	None	1,781,899

Month #7 07/01/20 through 07/31/20	None	---	None	1,781,899

Month #8 08/01/20 through 08/31/20	None	---	None	1,781,899

Month #9 09/01/20 through 09/30/20	None	---	None	1,781,899

Month #10 10/01/20 through 10/31/20	None	---	None	1,781,899

Month #11 11/01/20 through 11/30/20	None	---	None	1,781,899

Month #12 12/01/20 through 12/31/20	None	---	None	1,781,899

Total	None	---	None	1,781,899

(a), (b)	On November 17, 2015, the Fund announced that its Board of Directors (the “Board”) had authorized the repurchase of shares of common stock of the Fund (the “Common Shares”) on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the Common Shares. The Fund is authorized to repurchase up to 10% of its outstanding Common Shares. The Fund is not required to effect share repurchases.

(c)	The above-referenced share repurchase program has no expiration date.

(d), (e)	Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is incorporated herein by reference to Exhibit 13(a)(1) of the Fund’s annual report on Form N-CSR, filed with the U.S. Securities and Exchange Commission on March 6, 2020 (Accession No. 0001104659-20-030038), in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(a)(5)	Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	March 5, 2021

By:	/s/ Scott C. Lem
Scott C. Lem
Chief Financial Officer

Date:	March 5, 2021